Exhibit 10.21

October 10, 2005

Faye Patterson

First Tennessee Bank

165 Madison Ave. Suite 1100

Memphis, TN 38103

Re: Lease Commencement

Dear Sir or Madam:

This letter, prepared in duplicate, is to confirm the commencement date of your Lease Agreement dated July 6, 2005 at 7400 W 110th Street, Suite 520 Overland Park, KS 66210. Our records indicated a commencement date of the Lease Agreement to be September 1, 2005 and continuing until November 30, 2010.

Based on our review and interpretation of the Lease Agreement, the premises are stipulated for all purposes to contain approximately 9,906 square feet of area. Base rental shall mean a sum of $0.00, effective September 1, 2005 and continuing until November 30, 2005; $16,097.25, effective December 1, 2005 and continuing until November 30, 2008; $16,922.75 effective December 1, 2008 and continuing until November 30, 2010. Payment should be made payable to Commerce Plaza Partners, II L.P. and sent to our office at 4520 Main Street, Suite 1000, Kansas City, MO 64111.

Please sign below and return one copy of this letter to our office indicating your acceptance of the commencement date, while retaining the other copy for your files.

If you have any questions regarding the information contained herein, please call me.

Sincerely,

/s/ Tom Garvey
Tom Garvey
Vice President

Tenant: First Horizon MSaver Resources

Acknowledged By:

/s/ Thomas F. Baker, EVP, CPO
Name/Title

10/20/05
Date

LEASE AGREEMENT

COMMERCE PLAZA PHASE II

THIS LEASE AGREEMENT (the “Lease”), is made and entered into on this 6th day of July, 2005 by and between COMMERCE PLAZA PARTNERS II, L.P., a Delaware Limited Partnership, (“Landlord”) and FIRST HORIZON MSAVER RESOURCES, INC., a Tennessee corporation (“Tenant”).

W I T N E S S E T H:

1.	Definitions.

(a)	“The Project” shall mean the Commerce Plaza Office Complex, being the real property described in Exhibit A attached hereto and incorporated herein and the improvements constructed thereon.

(b)	“Premises” shall mean the suite of offices outlined on the floor plan attached to this Lease as Exhibit B and incorporated herein. The Premises are stipulated for all purposes to contain approximately 9,906 of “Net Rentable Area” on the 5th floor (as below defined); provided, however, that Landlord may, upon completion of the Premises, cause precise measurements of the Premises to be made (calculated using the most current BOMA standards), and the Base Rental (as below defined) shall be adjusted upward or downward accordingly, effective as of Commencement Date. The Premises are located in the office building (the “Building”) located within the Project at 7400 West 110th Street, Overland Park, Kansas.

(c)	“Base Rental”:

Commencement Date (hereinafter defined) through the end of Month 3: $0.00 per square foot of Net Rentable Area

Month 4 through Month 36: $19.50 per square foot of Net Rentable Area $193,167.00 per year; $16,097.25 per month

Month 37 through Month 63: $20.50 per square foot of Net Rentable Area $203,073.00 per year; $16,922.75 per month

(d)	“Commencement Date” ” shall mean the earlier of August 1, 2005 or the date specified in Paragraph 3(d) hereof but subject to the provisions of Paragraph 3(c).

(e)	“Lease Term” shall mean a term commencing on the Commencement Date and continuing until sixty-three (63) months after the first day of the first full month following Commencement Date.

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(f)	“Security Deposit” shall mean the sum of $16,097.25.”

(g)	“Common Areas” shall mean those areas devoted to lobbies, entryways (lobbies and entryways are sometimes herein referred to as “Building Common Areas”), corridors, elevator foyers, restrooms, mechanical rooms, janitorial closets, electrical and telephone closets, vending areas and other similar facilities provided for the common use or benefit of tenants generally and/or the public.

(h)	“Service Areas” shall mean those areas within the outside walls of the Building used for elevator mechanical rooms, building stairs, fire towers, elevator shafts, flues, vents, stacks, pipe shafts and vertical ducts (but shall not include any such areas for the exclusive use of a particular tenant).

(i)	“Net Rentable Area” of the Premises shall mean the gross area within the inside surface of the outer glass or other material comprising the exterior walls of the Premises, to the mid-point of any walls separating portions of the Premises from those of adjacent tenants and to the Common Area or Service Area side of walls separating the Premises from Common Areas and Service Areas, subject to the following:

(1)	Net Rentable Area shall not include any Service Areas.

(2)	Net Rentable Area shall include a pro rata part of the Building Common Areas plus a pro rata part of the Common Areas (exclusive of Building Common Areas) on the floor on which the Premises are located, such prorations based upon an allocation to each floor of the Building of Building Common Areas (based upon the Net Rentable Area of each floor and the Building as a whole, exclusive of Building Common Areas) and upon the ratio of the Net Rentable Area within the Premises to the total Net Rentable Area on such floor, both determined without regard to the Common Areas. The Common Areas in the Building which the Premises are located shall never exceed 16,000 square feet, but shall be adjusted as determined by Landlord from time to time to conform such allocation to changes in the configuration of rented spaces and Common Areas in the Building.

(3)	Net Rentable Area shall include any columns and/or projection(s) which protrude into the Premises and/or the Common Areas.

(j)

“Basic Costs” shall mean all direct and indirect costs and expenses in each calendar year of operating, maintaining, repairing, managing and owning the Building and the Exterior Common Areas (as below defined). Basic Costs shall not include the cost of any capital improvements, depreciation, interest, and principal payments on mortgage and other non-operating debts of Landlord. Basic Costs shall, however, include the amortization of capital improvements which are primarily for the purpose of reducing Basic Costs (provided such costs shall not exceed savings in

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any one year). Basic Costs shall include costs incurred in bringing the Building’s structure, Building’s systems and parking lot/parking garage into compliance with any new law or interpretation thereof taking effect after the Commencement Date. The Building management fee, for purposes of inclusion in and calculating of Basic Costs, shall be capped at 3% of the annual Base Rental. The Basic Costs for the Basic Cost Base Year will be equitably adjusted upward to reflect Basic Costs that would be reasonably expected to have been incurred if the Building were at least 95% occupied for the entire Basic Costs Base Year; Basic Costs for the Basic Costs Base Year shall, however, include real estate tax as if the Building was fully assessed for real estate tax purposes.

(k)	“Exterior Common Areas” shall mean those areas of the Project which are not located within the Building and which are provided and maintained for the common use and benefit of Landlord and tenants of the Project generally and the employees, invitees and licensees of Landlord and such tenants; including without limitation all parking areas, enclosed or otherwise; all streets, sidewalks and landscaped areas located within the Project.

(1)	The “Improvements” when used herein, shall mean those improvements to the Premises which Landlord has agreed to provide when approving the plans and specifications (the “Plan”) attached (or to be attached) hereto as Exhibit C and Exhibit C-l and incorporated herein for all purposes. In the event the Plans are not attached to this Lease as of the date of execution hereof, this Lease shall terminate at Landlord’s option, on the day next following the 14th day from the date hereof unless Landlord and Tenant initial and attach the Plans to this Lease on or before such date. Except to the extent otherwise agreed (and described on an addendum to the Plans) the installation of the Improvements shall be at Tenant’s expense. “Building Grade” shall mean the type, brand, and/or quality of materials Landlord designates from time to time to be the minimum quality to be used in the Building or the exclusive type, grade or quality of material to be used in the Building.

(m)

Tenant Improvement Allowance” shall mean the allowance provided by Landlord to Tenant of $20.00 per square foot of Net Rentable Area. The Tenant Improvement Allowance may be used by Tenant to pay all hard and soft costs of planning and constructing its improvements within the Premises as well as the costs of architects, engineers, consultants, Building and Common Area signage (as and if allowed hereunder) and voice and data cabling. If the costs of the Improvements exceed the Tenant Improvement Allowance, Tenant shall pay that portion of costs and expenses of Improvements which exceed Tenant Improvement Allowance. Tenant shall have the right to competitively bid the contract for construction and installation of the Improvements described in the Plans. Any general contractor (other than WG Construction, Inc.) which Tenant desires to utilize must be approved by Landlord, which consent shall not be unreasonably withheld, conditioned or delayed. If the general contractor is other than WG Construction, Inc., then Landlord reserves the right to make disbursement of the Tenant

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Improvement Allowance in accordance with good construction lending practices so as to ensure no mechanic’s lien attach to the Premises or the Building and that the Improvements are completed in a timely manner to the specifications set forth in the Plans. Landlord may, through WG Construction, Inc., supervise or oversee the construction of the Improvements with the Tenant Improvement Allowance but shall not be entitled to collect any fees in connection with such supervisions and construction review. Tenant shall not be charged for utility usage or the use of the freight elevator during Tenant’s construction and move-in period unless Landlord is required to hire a freight elevator operator or incurs expenses outside the ordinary course of construction and move-in.

2.	Lease Grant.

Subject to and upon the terms herein set forth, Landlord leases to Tenant and Tenant leases from Landlord the Premises. Upon execution of this Lease, Landlord grants Tenant a license to occupy up to 4,000 square feet in Suite 390 in the Building at a rental rate of $19.00 per square foot payable monthly on the first day of each month prior to the Commencement Date. The license to occupy shall automatically expire and terminate without notice from Landlord as of the Commencement Date. All other provisions of this Lease shall apply to Tenant’s occupancy of the temporary space in Suite 390.

3.	Lease Term.

(a)	This Lease shall continue in force during a period beginning on the Commencement Date and continuing until the expiration of the Lease Term, unless this Lease is sooner terminated or extended to a later date under any other term or provision hereof.

(b)	If by the date August 1, 2005, the Improvements have not been substantially completed pursuant to the Plans, due to omission, delay or default by Tenant or anyone acting under or for Tenant, Landlord shall have no liability, and the obligations of this Lease (including without limitation, the obligation to pay rent) shall nonetheless commence as of the Commencement Date.

(c)	If, however, the Improvements are not substantially completed due to any reason other than an omission, delay or default by Tenant or someone acting under or for Tenant, then, as Tenant’s sole remedy for the delay in Tenant’s occupancy of the Premises, the Commencement Date shall be delayed and the rent herein provided shall not commence until the earlier to occur of actual occupancy by Tenant or substantial completion of the Improvements.

(d)	If the Improvements are completed prior to August 1, 2005, then Tenant shall be entitled to possession as of the date the Improvements are completed and such date shall be the Commencement Date.

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4.	Use.

The Premises shall be used for office purposes and for no other purpose. Tenant agrees not to use or permit the use of the Premises for any purpose which is illegal, or which, in Landlord’s opinion, creates a nuisance or which would increase the cost of insurance coverage with respect to the Building. Tenant represents and covenants that it shall conduct its occupancy and use of the Premises in accordance with the Americans with Disabilities Act of 1990, 42 U.S.C. §12101 et seq. (“ADA”), (including, but not limited to, modifying its policies, practices and procedures, and providing auxiliary aids and services to disabled persons). If Tenant is permitted to perform or complete certain alterations and improvements (including its expenditure of Tenant Improvement Allowance), now or in the future, to the Premises, Tenant agrees that the work shall comply with the ADA and, on request of the Landlord, Tenant shall provide Landlord with evidence reasonably satisfactory to Landlord that the work was performed in compliance with the ADA. Tenant shall comply with all laws, orders, ordinances and other public requirements now or hereafter affecting the Premises or the use thereof, including without limitation ADA, OSHA and like requirements, and indemnify, defend and hold Landlord harmless from expense or damage resulting from failure to do so. Any work performed by Landlord on behalf of Tenant shall meet the requirements set forth herein.

5.	Base Rental.

(a)	Tenant agrees to pay during the Lease Term, to Landlord, without any setoff or deduction whatsoever, except as set forth herein, the Base Rental, and all such other sums of money as shall become due hereunder as additional rent, all of which are sometimes herein collectively called “rent” for the nonpayment of which Landlord shall be entitled to exercise all such rights and remedies as are herein provided in the case of the nonpayment of Base Rental. The annual Base Rental for each calendar year or portion thereof during the Lease Term, together with any estimated adjustments thereto pursuant to Paragraphs 6, 20, and 21 hereof, shall be due and payable in advance in twelve (12) equal installments on the first day of each calendar month during the initial term of this Lease and any extensions or renewals thereof, and Tenant hereby agrees to pay such Base Rental and any adjustments thereto to Landlord at Landlord’s address provided herein (or such other address as may be designated by Landlord in writing from time to time) monthly, in advance, and without demand. If the term of this Lease commences on a day other than the first day of a month or terminates on a day other than the last day of a month, then the installments of Base Rental and any adjustments thereto for such month or months shall be prorated, based on the number of days in such month.

(b)	In the event any installment of rent is not paid when due and payable, Tenant shall pay a late charge of $100.00 per day for each day of delinquency.

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(c)	That for a period of three (3) months Tenant herein shall receive a rent moratorium, that is a delay in the payment of Base Rental obligation for the period of time commencing with the Commencement Date and ending on the last day of the third full month of this Lease. Thereafter, and provided that Tenant fully and completely complies with all terms and conditions of this Lease, and is not in default of any of the terms and conditions of this Lease (or if the Tenant’s defaults but subsequently cures the same to the Landlord’s satisfaction), said moratorium shall be deemed complete and vested as of the date of expiration of lease and the Tenant shall have no further obligation to make payment of Base Rental for the period set out in this sub-paragraph.

However, if Tenant for whatever reason breaches or is in default of any term or condition of this Lease and fails to cure the same to the satisfaction of the Landlord herein within the cure periods provided for in Section 27(a) of this Lease, the rent moratorium for the period aforementioned shall immediately be deemed to have ceased and expired without notice to the Tenant and Tenant shall immediately be liable for the entire amount of the rent during the moratorium period aforementioned, plus any and all other remedies available to the Landlord at law or in equity.

6.	Basic Cost Increase Adjustment.

The Base Rental payable hereunder shall be adjusted upward from time to time in accordance with the following provisions:

(a)	The Building contains 126,031 square feet of Net Rentable Area in the aggregate. Tenant’s Base Rental is based, in part, upon the premise that annual Basic Costs will be equal to the Basic Costs for calendar year 2005 (the “Basic Costs Base Year”). Tenant shall, when Landlord so requires, during the term of this Lease pay as an adjustment to Base Rental hereunder an amount (per each square foot of Net Rentable Area within the Premises, including those portions of Common Areas allocated to the Premises from time to time) equal to the excess (“Excess”) from time to time of actual Basic Costs (on a per square foot basis) for such year over the Basic Costs for the Basic Costs Base Year. The Landlord estimates the Basic Costs for the Basic Costs Base Year to be $7.55 per square foot. Landlord may collect such additional Base Rental in arrears on a yearly basis. Landlord shall also have the option to make a good faith estimate of the Excess for each upcoming calendar year and upon thirty (30) days’ written notice to Tenant may require the monthly payment of Base Rental adjusted in accordance with such estimate. Any amounts paid based on such an estimate shall be subject to adjustment when actual Basic Costs are available for each calendar year.

(b)

Tenant shall have the right no more frequently than once per calendar year, following prior written notice to Landlord, to audit Landlord’s books and records relating to Basic Costs during the year preceding such audit. In the event such an audit demonstrates that additional Base Rental collected for such preceding year to be higher or lower than the amount of additional rental actually due pursuant to 6(a) above, then Landlord shall refund any over-payment or Tenant shall make good any

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under-payment within ten (10) days of such determination. Tenant shall bear the costs of such audit unless said over-payment or under-payment exceeds five percent (5%) of the amount of additional rental actually due pursuant to Paragraph 6(a) above, in which case Landlord shall bear the costs of the audit. Solely with respect to any controversy or claim arising out of or relating to the audit and any over-payment or under-payment shall be settled by arbitration in accordance with the rules of the American Arbitration Association (the (“AAA”) by a sole arbitrator. The arbitration shall be governed by the rules of the AAA, and judgment upon the award rendered by the arbitrator may be entered by any court having jurisdiction thereof. The costs of the arbitration shall be paid by the losing party.

(c)	Landlord agrees that it will not make adjustments to reconciliation statement for the Basic Costs for a given calendar year after December 31 of such calendar year.

7.	Services to be Furnished by Landlord.

Landlord agrees to furnish Tenant the following services:

(a)	Hot and cold water at those points of supply provided for general use of other tenants in the Building including the lunchroom), central heat and air conditioning in season, at such temperatures and in such amounts as are considered by Landlord to be standard or as required by governmental authority; provided, however, heating and air conditioning service at times other than for “Normal Business Hours” for the Building (which are 7:30 a.m. to 6:00 p.m. on Mondays through Fridays and 8:00 a.m. to 1:00 p.m. on Saturdays, exclusive of normal business holidays), shall be furnished to Tenant through the use of a card key system which automatically accesses the after hours HVAC system. Tenant shall bear the entire cost of additional service allocable to the Premises as such costs are determined by Landlord from time to time (but such costs shall not include depreciation, management fees or a mark-up beyond the actual estimated costs of the utility service). The initial cost of HVAC outside of Normal Business Hours shall be $62.50 per hour.

(b)	Routine maintenance and electric lighting service for all Exterior Common Areas, Common Areas and Service Areas in the manner and to the extent deemed by Landlord to be standard.

(c)	Janitor service, Mondays through Fridays, exclusive of normal business holidays; provided, however, if Tenant’s floor covering or other improvements require special treatment, Tenant shall pay the additional cleaning cost attributable thereto as additional rent upon presentation of a statement therefor by Landlord. Tenant shall cooperate with Landlord’s employees in the furnishing by Landlord of janitorial services at such times (including Normal Business Hours) as Landlord elects to have the necessary work performed; provided, however, that janitorial services performed by Landlord during Normal Business Hours shall be performed in such a manner as to not unreasonably interfere with Tenants’ use of the Premises. Janitorial specifications are attached as Exhibit “H” to the Lease.

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(d)	Subject to the provisions of Paragraph 13, facilities to provide all electrical current required by Tenant in its use and occupancy of the Premises.

(e)	All Building Standard fluorescent bulb replacement in the Premises and fluorescent and incandescent bulb replacement in the Common Areas and Service Areas.

(f)	Landlord may elect to provide security in the form of limited access to the Building during other than Normal Business Hours. No such security shall be provided during Normal Business Hours. Landlord, however, shall have no liability to Tenant, its employees, agents, invitees or licensees for losses due to theft or burglary, or for damages done by unauthorized persons on the Premises and neither shall Landlord be required to insure against any such losses. Tenant shall fully cooperate in Landlord’s efforts to maintain security in the Building and shall follow all regulations promulgated by Landlord with respect thereto. Landlord shall provide Tenant and Tenant’s employees, at Tenant’s request, with exclusive keycard access to the Premises (up to 40 access cards – 4 per 1,000 square feet – shall be provided at no cost to Tenant; thereafter Tenant shall be required to pay Landlord’s cost for the cards). Initially and until further notice by Landlord to Tenant, the Building Holidays shall be: New Year’s Day, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Landlord may close the Building at 6:00 p.m. Monday through Friday and 12:00 p.m. on Saturday and all day Sunday and Building Holidays; after which hour, admittance may be gained only under such regulations as may from time to time be reasonably prescribed by Landlord, except that Tenant shall have access to the Premises 24 hours a day, 365 days a year. Landlord may also close the Building in the event of an emergency or casualty but, subject to the other provisions of this Lease, for as short a period of time as is reasonable under the circumstances.

The failure by Landlord to any extent to furnish or the interruption or termination of these defined services in whole or in part, resulting from causes beyond the reasonable control of Landlord shall not render Landlord liable in any respect nor be construed as an eviction of Tenant, nor work an abatement of rent, nor relieve Tenant from the obligation to fulfill any covenant or agreement hereof. In the event services are interrupted and continues for more than five (5) days after written notice by Tenant, Tenants rental obligation shall be abated till such time as services are restored only if Tenant does not have business interruption insurance. Should any of the equipment or machinery used in the provision of such services for any cause cease to function properly, Tenant shall have no claim for offset or abatement of rent or damages on account of an interruption in service occasioned thereby or resulting therefrom unless such damage is the result of the negligent act or omission of Landlord, its agents, contractors or employees but subject to the waiver of subrogation rights set out below if the Tenant’s damages are covered by insurance.

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8.	Improvements to be Made by Landlord.

Except for the Improvements made with the Tenant Improvement Allowance, all installations and improvements now or hereafter placed on the Tenant’s Premises at Tenant’s request shall be for Tenant’s account and at Tenant’s cost (and Tenant shall pay ad valorem taxes and increased insurance thereon or attributable thereto), which cost shall be payable by Tenant to Landlord in advance as additional rent.

9.	Maintenance and Repair of Premises by Landlord.

Except as otherwise expressly provided herein, Landlord shall not be required to make any repairs to the Premises.

10.	Graphics.

Tenant shall not erect or install any sign or other type display whatsoever, either upon the exterior of the Building, upon or in any window, or in the Building lobby, without the prior express written consent of Landlord which consent shall not be unreasonably withheld, conditioned or delayed. The color and fabric of the lining of all drapes or if unlined, the draperies themselves, which Tenant desires to place on exterior windows or openings of the Building must be approved by Landlord prior to their installation so that a uniform color and appearance may be preserved from the exterior of the Building. Landlord agrees to furnish a directory of the names and locations of its tenants and to install and maintain the same at a convenient location in the lobby of the Building. The initial listings of the name and room number of the Tenant shall be furnished without charge. Any changes or revisions of listings shall be made by Landlord at the cost of Tenant except where Tenant is leasing additional space in which event the listings shall be furnished by Landlord at Landlord’s cost.

11.	Care of the Premises by Tenant.

Tenant agrees not to commit or allow any waste to be committed on any portion of the Premises, and at the termination of this Lease to deliver up the Premises to Landlord in as good condition as at the date of the commencement of the term of this Lease, ordinary wear and tear excepted.

12.	Repairs and Alterations by Tenant.

Tenant covenants and agrees with Landlord, at Tenant’s own cost and expense, to repair or replace any damage done to the Building, or any part thereof, caused by Tenant or Tenant’s agents, employees, invitees, or visitors, and such repairs shall restore the Building to as good a condition as it was in prior to such damage, and shall be effected in compliance with all applicable laws; provided, however, if Tenant fails to make such repairs or replacements promptly, Landlord may, at its option, make repairs or replacements, and Tenant shall pay

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the cost thereof to the Landlord on demand as additional rent. Tenant agrees with Landlord not to make or allow to be made any alterations to the Premises, or place signs on the Premises which are visible from outside the Premises, without first obtaining the written consent of Landlord in each such instance; Landlord agrees that Tenant’s non-illuminated standard logo and signage which may be visible from outside the Premises through Tenant’s entry doors is acceptable. Any and all alterations to the Premises shall become the property of Landlord upon termination of this Lease (except for movable equipment or furniture owned by Tenant). Landlord shall, at the time Landlord consents to the alterations, require Tenant to remove any and all fixtures, equipment and other improvements installed on the Premises. In the event that Landlord so elects, and Tenant fails to remove such improvements, Landlord may remove such improvements at Tenant’s cost, and Tenant shall pay Landlord on demand the cost of restoring the Premises to Building Standard.

13.	Use of Electrical Services by Tenant.

The Premises are designed to provide standard office electrical facilities and standard office lighting. Tenant shall not use any electrical equipment which in Landlord’s reasonable opinion will overload the wiring installations or interfere with the reasonable use thereof by Landlord or by other tenants in the building. Tenant’s use of electrical service is generally as set out below:

(a)	Tenant’s electrical equipment shall be restricted to that equipment which individually does not have a rated capacity greater than .5 kilowatts per hour and/or require voltage other than 120/208 volts, single phase. Collectively, Tenant’s equipment shall not have an electrical design load greater than an average of 3 watts per square foot.

(b)	Tenant’s lighting shall not have a design load greater than an average of 2 watts per square foot.

(c)	If Tenant’s consumption of electrical services exceeds either the rated capacities and/or design loads as per Paragraphs 13(a) and 13(b), or generates heat in excess of that Landlord’s air conditioning system is designed to handle then Tenant shall remove such equipment and/or lighting to achieve compliance within ten (10) days after receiving notice from Landlord, or upon receiving Landlord’s prior written approval, which consent shall not be unreasonably withheld, conditioned or delayed such equipment and/or lighting may remain in the premises, subject to the following:

(1)	Tenant shall pay for all costs of installation and maintenance of submeters, wiring, additional air conditioning systems and other items required by Landlord, in Landlord’s discretion, to accommodate Tenant’s excess design loads and capacities or heat production.

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(2)	Tenant shall pay to Landlord, upon demand, the cost of the excess demand and consumption of electrical service at rates determined by Landlord (which rates shall be in accordance with any applicable laws) as well as all costs of operating additional air conditioning systems deemed necessary by Landlord on account of Tenant’s excess consumption.

(3)	Landlord may, at its option, upon not less than thirty (30) days’ prior written notice to Tenant, discontinue the availability of such extraordinary utility service. If Landlord gives any such notice, Tenant will contract directly with such public utility for the supplying of such utility service to the Premises.

14.	Parking.

During the term of this Lease, Tenant shall have the non-exclusive use in common with Landlord, other tenants of the Building, their guests and invitees, of the non-reserved common automobile parking areas, driveways, and footways, subject to rules and regulations for the use thereof as prescribed from time to time by Landlord. Landlord reserves the right to designate parking areas within the Project or in reasonable proximity thereto, for Tenant and Tenant’s agents and employees. Tenant shall provide Landlord with a list of all license numbers for the cars owned by Tenant, its agents and employees. In the event that Tenant, its agents and employees, park on portions of the Common Area other than those assigned to Tenant, Landlord reserves the right to charge Tenant an additional rental hereunder of Ten Dollars ($10.00) for each such occurrence. All structured parking located within the Project is reserved for tenants of the Project who rent such parking spaces. Tenant hereby leases from Landlord forty (40) spaces in such structural parking area, such spaces to be on a first come-first served basis.

15.	Laws and Regulations.

Tenant agrees to comply with all applicable laws, ordinances, rules, and regulations of any governmental entity or agency having jurisdiction of the Premises.

16.	Building Rules.

Tenant will comply with the rules of the Building and the Project adopted and altered by Landlord from time to time and will cause all of its agents, employees, invitees and visitors to do so; all changes to such rules will be sent by Landlord to Tenant in writing. The initial rules for the Project being attached hereto as Exhibit D and incorporated herein for all purposes.

17.	Entry by Landlord.

So long as Tenant’s business is not unreasonably disrupted, Tenant agrees to permit Landlord or its agents or representatives to enter into and upon any part of the Premises at all reasonable hours (and in emergencies at all times), upon reasonable notice to inspect the

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same, or to show the Premises to prospective purchasers, mortgagees, or insurers (and during the last six (6) months of this Lease, prospective tenants), to clean or make repairs, alterations or additions thereto, and Tenant shall not be entitled to any abatement or reduction of rent by reason thereof.

18.	Assignment and Subletting.

Tenant shall not voluntarily, involuntarily, or by operation of law, assign this Lease in whole or in part, nor sublet all or any part of the Premises without following the procedures detailed herein and the prior written consent of Landlord in each instance, which consent may not be unreasonably withheld, conditioned or delayed. The consent by Landlord to any assignment or subletting shall not constitute a waiver of the necessity for such consent in any subsequent assignment or subletting. The foregoing shall be construed to include a prohibition against any assignment or subletting by operation of law. Any profit received by Tenant pursuant to a sublease of all or a part of the Premises shall be divided equally between Landlord and Tenant. Profit shall be defined as any amounts received by Tenant under the sublease or assignment in excess of what Tenant owes Landlord for the portion of the Premises subleased less any bona fide expenses incurred by Tenant in entering into the Sublease (including, but not limited to, leasing commissions, tenant improvement costs and attorneys’ fees). Tenant shall provide accountings to Landlord of all monies and consideration received under any sublease or assignment and pay over to Landlord, Landlord’s share of the Profit, if any, from the prior month, along with Tenant’s monthly payment of Base Rental or in the case of an assignment of the Lease in its entirety, to cancel and terminate this Lease.

In the event that Tenant receives a bona fide written offer from a third party for the sublease or assignment of the Premises, Tenant shall forthwith notify Landlord in writing attaching a copy of said offer, of Tenant’s desire to sublet or assign this Lease upon the terms of said offer, whereupon Landlord shall have ten (10) business days to accept or reject said assignment or sublease.

Notwithstanding any assignment or sublease, Tenant shall remain fully liable on this Lease and shall not be released from performing any of the terms, covenants and conditions hereof. If Tenant is a corporation, any sale, transfer or other disposition of fifty-one percent (51%) or more of the corporate stock shall be deemed to be an assignment.

Notwithstanding the foregoing restrictions, Tenant may assign all or any portion of the Premises or assign this Lease to any entity which is the parent of Tenant (owning at least 70% of the ownership interests of Tenant) or which is a subsidiary of Tenant (i.e., an entity in which Tenant owns at least 70% of the beneficial ownership interests) or an affiliate of Tenant (i.e., an entity whose direct or indirect parent entity owns directly or indirectly at least 70% of the beneficial ownership interests in Tenant) without Landlord’s consent, provided that subtenant’s/assignee’s performance under this Lease is guaranteed by Tenant.

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Landlord shall have the right to sell, convey, transfer or assign all or any part of its interest in the real property and the buildings of which the Premises are a part or its interest in this Lease. All covenants and obligations of Landlord under this Lease shall cease upon the execution of such conveyance, transfer or assignment, but such covenants and obligations shall run with the land and shall be binding upon the subsequent owner or owners thereof or of this Lease.

19.	Mechanic’s Liens.

Tenant will not cause any mechanic’s lien or liens to be placed upon the Premises or the Building and nothing in this Lease shall be deemed or construed in any way as constituting the consent or request of Landlord, express or implied, by inference or otherwise, to any person for the performance of any labor or the furnishing of any materials to the Premises, or any part thereof, nor as giving Tenant any right, power, or authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to any mechanics’ or other liens against the Premises. In the event any such lien is attached to the Premises, then, in addition to any other right or remedy of Landlord, Landlord may, but shall not be obligated to, discharge the same. Any amount paid by Landlord for any of the aforesaid purposes shall be paid by Tenant to Landlord on demand as additional rent.

20.	Insurance.

(a)	Landlord shall maintain fire and extended coverage insurance on the Building and the Premises in such amounts as Landlord’s mortgagees shall require payable solely to Landlord or the mortgagees of Landlord as their interests shall appear. Landlord’s insurance shall cover the Landlord funded Improvements constructed with the Tenant Improvement Allowance up to the amount of the allowance. Tenant shall maintain at its expense, in an amount equal to full replacement cost, fire and extended coverage insurance on all of its personal property, including removable trade fixtures, located in the Premises and in such additional amounts as are required to meet Tenant’s obligations pursuant to Paragraph 24 hereof. Tenant shall, at Landlord’s request from time to time, provide Landlord with current certificates of insurance evidencing Tenant’s compliance with this Paragraph 20(a). Tenant shall obtain the agreement of Tenant’s insurers to notify Landlord that a policy is due to expire at least ten (10) days prior to such expiration.

(b)

Tenant and Landlord shall, each at its own expense, maintain a policy or policies of comprehensive general liability insurance with respect to the respective activities of each in the Project with the premiums thereon fully paid on or before due date, issued by and binding upon some insurance company approved by Landlord, such insurance to afford minimum protection of not less than $3,000,000 combined single limit coverage of bodily injury, property damage or combination thereof. Landlord shall be listed as an additional insured on Tenant’s policy or policies of comprehensive general liability insurance, and Tenant shall provide Landlord with current Certificates of Insurance evidencing Tenant’s compliance with this

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Paragraph 20(b). Tenant shall obtain the agreement of Tenant’s insurers to notify Landlord that a policy is due to expire at least (10) days prior to such expiration. Landlord shall not be required to maintain insurance against thefts within the Premises, the Building or the Project generally.

21.	Property Taxes.

Landlord agrees (subject to the provisions of Paragraph 6 hereof) to pay all ad valorem taxes levied against the Project, but Tenant shall be liable for all taxes levied against personal property and trade fixtures placed by Tenant in the Premises. If any taxes for which Tenant is liable under this Paragraph are levied against Landlord or Landlord’s property and if Landlord elects to pay the same or if the assessed value of Landlord’s property is increased by inclusion of personal property and trade fixtures placed by Tenant in the Premises and Landlord elects to pay the taxes based on such increase, Tenant shall pay to Landlord upon demand that part of such taxes for which Tenant is liable hereunder.

22.	Indemnity.

Each party shall not be liable to the other party, or to such party’s agents, servants, employees, customers, or invitees for any injury to person or damage to property caused by any act, omission, or neglect of the other party, its agents, servants, or employees, invitees, licensees or any other person entering the Project or arising out of the use of the Premises or Project and the conduct of each party’s business or out of a default in the performance of its obligations hereunder. Each party hereby indemnifies and holds the other party harmless from all liability and claims for any such damage or injury.

23.	Waiver of Subrogation Rights.

Anything in this Lease to the contrary notwithstanding, Landlord and Tenant each hereby waive any and all rights of recovery, claim, action, or cause of action, against the other, its agents, officers, or employees, for any loss or damage that may occur to the Premises, or any improvements thereto, or the Building of which the Premises are a part, or any improvements thereto, or any personal property of such party therein, by reason of fire, the elements, or any other cause(s) which are insured against under the terms of the standard fire and extended coverage insurance policies referred to in Paragraph 20 hereof, regardless of cause or origin, including negligence of the other party hereto, its agents, officers, or employees.

24.	Casualty Damage.

If the Premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give prompt written notice thereof to Landlord. In case the Building shall be so damaged that substantial alteration or reconstruction of the Building shall, in Landlord’s sole opinion, be required (whether or not the Premises shall have been damaged by such casualty) or in the event any mortgagee of Landlord’s should require that the insurance proceeds payable as

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a result of a casualty be applied to the payment of the mortgage debt or in the event of any material uninsured loss to the Building, Landlord may, at its option, terminate this Lease by notifying Tenant in writing of such termination within ninety (90) days after the date of such damage. If Landlord does not thus elect to terminate this Lease, Landlord shall commence and proceed with reasonable diligence to restore the Building to substantially the same condition in which it was immediately prior to the happening of the casualty, except that Landlord’s obligation to restore shall not exceed the scope of the work required to be done by Landlord at Landlord’s expense in originally constructing the Building and installing the Improvements, nor shall Landlord be required to spend for such work an amount in excess of the insurance proceeds actually received by Landlord as a result of the casualty. When the portions of Premises originally furnished at Landlord’s expense have been restored by Landlord, Tenant shall, at Tenant’s expense, complete the restoration of the Premises, including the reconstruction of all improvements in excess of those Improvements originally installed at Landlord’s expense, and the restoration of Tenant’s furniture and equipment. Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from such damage or the repair thereof, except that, subject to the provisions of the next sentence, Landlord shall allow Tenant a fair diminution of rent during the time and to the extent the Premises are unfit for occupancy.

25.	Condemnation.

If the whole or substantially the whole of the Building or the Premises should be taken for any public or quasi-public use, by right of eminent domain or otherwise or should be sold in lieu of condemnation, then this Lease shall terminate as of the date when physical possession of the Building or the Premises is taken by the condemning authority. If less than the whole or substantially the whole of the Building or the Premises is thus taken or sold, Landlord (whether or not the Premises are affected thereby) may terminate this Lease by giving written notice thereof to Tenant; in which event this Lease shall terminate as of the date when physical possession of such portion of the Building or Premises is taken by the condemning authority. If this Lease is not so terminated upon any such taking or sale, the Base Rental payable hereunder shall be diminished by an equitable amount, and Landlord shall, to the extent Landlord deems feasible, restore the Building and the Premises to substantially their former condition, but such work shall not exceed the scope of the work done by Landlord in originally constructing the Building and the Improvements, nor shall Landlord in any event be required to spend for such work an amount in excess of the amount received by Landlord as compensation for such damage. All amounts awarded upon a taking of any part or all of the Building or the Premises shall belong to Landlord and Tenant shall not be entitled to and expressly waives all claim to any such compensation. Landlord, however, will allow Tenant to make a claim for compensation directly to the condemning authority provided the same does not reduce or diminish Landlord’s claim.

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26.	Damages From Certain Causes.

Landlord shall not be liable to Tenant for any loss or damage to any property or person occasioned by theft, fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition, or order of governmental body or authority or by any other cause beyond the control of Landlord. Nor shall Landlord be liable for any damage or inconvenience which may arise through repair or alteration of any part of the Building or Premises.

27.	Events of Default/Remedies.

(a)	The following events shall be deemed to be events of default by Tenant under this Lease: (i) Tenant shall fail to comply with any provisions of this Lease or any other agreement between Landlord and Tenant all of which terms, provisions and covenants shall be deemed material and such failure shall continue, if default in payment of Base Rental or any other sums due hereunder for five (5) business days after written notice to Tenant, and if such default is a non-monetary default it shall continue for thirty (30) days following written notice thereof to Tenant; notwithstanding the foregoing, Landlord shall be required to provide Tenant with notice of monetary default no more frequently than once in any twelve (12) calendar month period and no more than three (3) times total during the Lease Term and following such one notice in any twelve (12) calendar month period or three (3) such notices during the Lease Term, Tenant shall be deemed in default as to any further failure to pay Base Rental or other sums when due during such period, without any notice or demand being required(ii) the leasehold hereunder demised shall be taken on execution or other process of law in any action against Tenant; (iii) Tenant shall fail to promptly move into and take possession of the Premises when the Premises are ready for occupancy or shall cease to do business in or abandon any substantial portion of the Premises without written notice to Landlord; (iv) Tenant shall become insolvent or unable to pay its debts as they become due, or Tenant notifies Landlord that it anticipates either condition; (v) Tenant takes any action to, or notifies Landlord that Tenant intends to file a petition under any section or chapter of the National Bankruptcy Act, as amended, or under any similar law or statute of the United States or any State thereof; or a petition shall be filed against Tenant under any such statute or Tenant or any creditor of Tenant’s notifies Landlord that it knows such a petition will be filed or Tenant notifies Landlord that it expects such a petition to be filed; or (vi) a receiver or trustee shall be appointed for Tenant’s leasehold interest in the Premises or for all or a substantial part of the assets of Tenant.

(b)

Upon the occurrence of any event or events of default by Tenant, whether enumerated in this Paragraph or not, and following the expiration of any cure period, when applicable, without cure of such default, Landlord shall have the option to pursue any one or more of the following remedies without any further notice or demand for possession whatsoever (and without limiting the generality of the foregoing, Tenant hereby specifically waives any and all further notices or demand requirements imposed by applicable law): (i) terminate this Lease in which

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event Tenant shall immediately surrender the Premises to Landlord; (ii) terminate Tenant’s right to occupy the Premises and re-enter and take possession of the Premises (without terminating this Lease); (iii) enter upon the Premises and do whatever Tenant is obligated to do under the terms of this Lease; and Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action; and (iv) exercise all other remedies available to Landlord at law or in equity, including, without limitation, injunctive relief of all varieties. Notwithstanding the foregoing, as to an event of default, Tenant shall not be in default under this Lease until Tenant shall have received written notice of the nonmonetary default and thirty (30) days to cure the same as provided in 27(a) above.

In the event Landlord elects to re-enter or take possession of the Premises after Tenant’s default, Tenant hereby waives notice of such re-entry or repossession and of Landlord’s intent to re-enter or take possession. Landlord may, without prejudice to any other remedy which he may have for possession or arrearages in rent, expel or remove Tenant and any other person who may be occupying said Premises or any part thereof. In addition, the provisions of Paragraph 29 hereof shall apply with respect to the period from and after the giving of notice of such termination to Tenant. All Landlord’s remedies shall be cumulative and not exclusive. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default.

(c)	This Paragraph 27 shall be enforceable to the maximum extent not prohibited by applicable law, and the unenforceability of any portion thereof shall not thereby render unenforceable any other portion. To the extent any provision of applicable law requires some action by Landlord to evidence or effect the termination of this Lease or to evidence the termination of Tenant’s right of occupancy, Tenant and Landlord hereby agree that thirty (30) days written notice from Landlord that comes to the attention of Tenant, its agents, servants or employees, which reflects Landlord’s intention to terminate, shall be sufficient to evidence and effect the termination herein provided for.

(d)	Landlord shall be in default hereunder in the event Landlord has not begun and pursued with reasonable diligence the cure of any failure of Landlord to meet its obligations hereunder within thirty (30) days of the receipt by Landlord of written notice from Tenant of the alleged failure to perform. In addition, Tenant agrees to give any Mortgagees and/or Trust Deed Holders by Registered Mail, a copy of any Notice of Default served upon the Landlord, provided that prior to such notice Tenant has been notified, in writing, (by way of Notice of Assignment of Rents and Leases, or otherwise) of the address of Such Mortgagees and/or Trust Deed Holders. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then the Mortgagees and/or Trust Deed Holders shall have an additional) forty-five (45) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary if within such forty-five (45) days, any Mortgagee and/or Trust Deed Holder has commenced and is diligently pursuing the remedies necessary to cure such default, (including but not limited to commencement of foreclosure proceedings, if necessary to effect sure cure) in which event this lease shall not be terminated while such remedies are being so diligently pursued.

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28.	Peaceful Enjoyment.

Tenant shall, and may peacefully have, hold, and enjoy the Premises, subject to the other terms hereof, provided that Tenant pays the rent and other sums herein recited to be paid by Tenant and performs all of Tenant’s covenants and agreements herein contained. This covenant and any and all other covenants of Landlord shall be binding upon Landlord and its successors only with respect to breaches occurring during its or their respective periods of ownership of the Landlord’s interest hereunder.

29.	Holding Over.

In the event of holding over by Tenant after expiration or other termination of this Lease or in the event Tenant continues to occupy the Premises after the termination of Tenant’s right of possession pursuant to Paragraph 27(b) (ii) hereof, Tenant shall, throughout the entire hold over period, pay rent equal on a per diem basis, to 150% of the Base Rental and additional Base Rental which would have been applicable had the term of this Lease continued through the period of such holding over by Tenant. No holding over by Tenant after the expiration of the term of this Lease shall be construed to extend the term of the Lease.

30.	Subordination to Mortgage.

Tenant accepts this Lease subject and subordinate to any mortgage, deed of trust or other lien presently existing or hereafter arising upon the Premises, upon the Building or upon the Project as a whole, and to any renewals, refinancing and extensions thereof, but Tenant agrees that any such mortgagee shall have the right at any time to subordinate such mortgage, deed of trust or other lien to this Lease on such terms and subject to such conditions as such mortgagee may deem appropriate in its discretion. Landlord is hereby irrevocably vested with full power and authority to subordinate this Lease to any mortgage, deed of trust or other lien now existing or hereafter placed upon the Premises, the Building or the Project as a whole, and upon receipt of a Non-Disturbance Agreement, Tenant agrees upon demand to execute such further instruments subordinating this Lease or attorning to the holder of any such liens as Landlord may request. Tenant agrees that it will from time to time upon request by Landlord execute and deliver to such persons as Landlord shall request a statement in recordable form certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as so modified), stating the dates to which rent and other charges payable under this Lease have been paid, stating that Landlord is not in default hereunder (or if Tenant alleges a default stating the nature of such alleged default) and further stating such other matters as Landlord shall reasonably require.

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Tenant agrees to give any Mortgagees and/or Trust Deed Holders by Registered Mail, a copy of any Notice of Default served upon the Landlord, provided that prior to such notice Tenant has been notified, in writing, (by way of Notice of Assignment of Rents and Leases, or otherwise) of the address of Such Mortgagees and/or Trust Deed Holders. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then the Mortgagees and/or Trust Deed Holders shall have an additional forty-five (45) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary if within such forty-five (45) days, any Mortgagee and/or Trust Deed Holder has commenced and is diligently pursuing the remedies necessary to cure such default, (including but not limited to commencement of foreclosure proceedings, if necessary to effect such cure) in which event this Lease shall not be terminated while such remedies are being so diligently pursued.

31.	Attorneys’ Fees.

In the event either party defaults in the performance of any of the terms of this Lease and the other party employs an attorney in connection therewith, the defaulting party agrees to pay the prevailing party’s reasonable attorneys’ fees if such award of attorneys’ fees is permitted by law.

32.	No Implied Waiver.

The failure of either party to insist at any time upon the strict performance of any covenant or agreement or to exercise any option, right, power or remedy contained in this Lease shall not be construed as a waiver or a relinquishment thereof for the future. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installment of rent due under this Lease shall be deemed to be other than on account of the earliest rent due hereunder, nor shall any endorsement or statement on any check or any letter accompanying any check or payment of rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord’s right to recover the balance of such rent or pursue any other remedy in this Lease provided.

33.	Personal Liability.

The liability of Landlord to Tenant for any default by Landlord under the terms of this Lease shall be limited to the interest of Landlord in the Building and the land on which the Building is situated and Tenant agrees to look solely to Landlord’s interest in the Building and the land on which the Building is situated for the recovery of any judgment from the Landlord, it being intended that Landlord shall not be personally liable for any judgment or deficiency.

34.	Estoppel Certificate.

Subject to the terms and conditions of this paragraph, Tenant agrees to execute that certain agreement entitled Tenant Estoppel Certificate attached hereto as Exhibit F and incorporated herein by reference at such time as Landlord may request same of Tenant. Landlord specifically reserves the right from time to time, to amend, modify or otherwise revise said document.

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35.	Security Deposit.

The Security Deposit shall be held by Landlord without liability for interest and as security for the performance by Tenant of Tenant’s covenants and obligations under this Lease, it being expressly understood that the Security Deposit shall not be considered an advance payment of rental or a measure of Landlord’s damages in case of default by Tenant. Unless otherwise provided by mandatory non-waivable law or regulation, Landlord may commingle the Security Deposit with Landlord’s other funds. Landlord may, from time to time, without prejudice to any other remedy, use the Security Deposit to the extent necessary to make good any arrearages of rent or to satisfy any other covenant or obligation of Tenant hereunder. Following any such application of the Security Deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount. If Tenant is not in default at the termination of this Lease, the balance of the Security Deposit remaining after any such application shall be returned by Landlord to Tenant. If Landlord transfers its interest in the Premises during the term of this Lease, Landlord may assign the Security Deposit to the transferee, subject to the terms and conditions of this paragraph, and thereafter shall have no further liability for the return of such Security Deposit.

36.	Notice.

Any notice in this Lease provided for must, unless otherwise expressly provided herein, be in writing, and may, unless otherwise in this Lease expressly provided, be given or be served by depositing the same in the United States mail, postpaid and certified and addressed to the party to be notified, with return receipt requested, or by delivering the same in person to an officer of such party, or by overnight delivery, addressed to the party to be notified at the address stated in this Lease (if to Tenant at 165 Madison Avenue, Suite 1100, Memphis, Tennessee 38103 Attention: Senior Asset Manager), or such other address notice of which has been given to the other party. Notice deposited in the mail in the manner hereinabove described shall be effective from and after the expiration of three (3) days after it is so deposited.

37.	Severability.

If any term or provisions of this Lease, or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law.

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38.	Recordation.

Tenant agrees not to record this Lease.

39.	Governing Law.

This Lease and the rights and obligations of the parties hereto shall be interpreted, construed, and enforced in accordance with the laws of the State of Kansas.

40.	Force Majeure.

Whenever a period of time is herein prescribed for the taking of any action by Landlord, Landlord shall not be liable or responsible for, and there shall be excluded from the computation of such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions, or any other cause whatsoever beyond the control of Landlord.

41.	Relocation.

In the event the Premises contain 2,500 square feet of Net Rentable Area or less, Landlord shall be entitled to cause Tenant to relocate from the Premises to a comparable space (a “Relocation Space”) within the Building at any time after reasonable written notice of Landlord’s election not in excess of ninety (90) days is given to Tenant. Any such relocation shall be entirely at the expense of Landlord or the third party tenant replacing Tenant in the Premises. Such a relocation shall not terminate or otherwise affect or modify this Lease except that from and after the date of such relocation, “Premises” shall refer to the Relocation Space into which Tenant has been moved, rather than the original Premises as herein defined.

42.	Time of Performance.

Except as expressly otherwise herein provided, with respect to all required acts of Tenant, time is of the essence of this Lease.

43.	Transfers by Landlord.

Landlord shall have the right to transfer and assign, in whole or in part, all its rights and obligations hereunder and in the Building, Project and property referred to herein, and in such event and upon such transfer Landlord shall be released from any further obligations hereunder, and Tenant agrees to look solely to such successor in interest of Landlord for the performance of such obligations.

44.	Commissions.

Landlord and Tenant hereby indemnify and hold each other harmless against any loss, claim, expense or liability with respect to any commissions or brokerage fees claimed on account of the execution and/or renewal of this Lease due to any action of the indemnifying party.

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45.	Agency Disclosure.

Grubb & Ellis/The Winbury Group (Licensee) has notified Tenant that it is acting as agent of the Landlord with the duty to represent Landlord’s interest and that Landlord is paying Licensee a commission. Licensee is not the agent of the Tenant and any information given to Licensee by Tenant or its agent will be disclosed to Landlord.

46.	Effect of Delivery of This Lease.

Landlord has delivered a copy of this Lease subject to review by Landlord’s Lender or Mortgagee and is expressly contingent upon such Lender or Mortgagee approving the terms hereof. This Lease shall not be effective until an executed copy is signed by both Landlord and Tenant, is approved by such Lender or Mortgagee and delivered to and accepted by Landlord.

47.	Exhibits.

Exhibits A, B, C, C-l, D, E, F, G and H are attached hereto and incorporated herein and made a part of this Lease for all purposes.

48.	Landlord’s Lien. Intentionally deleted.

49.	Licensee’s Interest.

The parties hereto acknowledge that (1) The Winbury Group is the listing agent for the Building; (2) The Winbury Group and its agents hold real estate licenses in the state of Kansas and Missouri; and (3) certain employees of The Winbury Group have an ownership in the Building.

50.	Environmental.

(a)	Landlord’s Representations

As of the date of this Lease, Landlord represents to Tenant, to the best of Landlord’s knowledge, that Landlord will not and has not disposed, stored or used Hazardous Substances (as hereinafter defined) in the Building, other than those that are in compliance with law.

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(b)	Tenant’s Representations, Warranties and Covenants

(1)	Tenant represents, warrants and covenants that (1) the Premises will not be used for any dangerous, noxious or offensive trade or business and that it will not cause or maintain a nuisance there, (2) it will not bring, generate, treat, store, use or dispose of Hazardous Substances at the Premises, (3) it shall, at all times, comply with all Environmental Laws (as hereinafter defined) and shall cause the Premises to comply, and (4) Tenant will keep the Premises free of any lien imposed pursuant to any Environmental Laws and attributable to Tenant.

(2)	Premises for purposes of this Article shall mean the Building and the property including parking areas.

(3)	Reporting Requirements - Tenant warrants that it will promptly deliver to the Landlord, (i) copies of any documents received from the United States Environmental Protection Agency and/or any state, county or municipal environmental or health agency concerning the Tenant’s operations upon the Premises; and (ii) copies of any documents submitted by the Tenant to the United States Environmental Protection Agency and/or any state, county or municipal environmental or health agency concerning its operations on the Premises including, but not limited to, copies of permits, licenses, annual filings, registration forms and, (iii) upon the request of Landlord, Tenant shall provide Landlord with evidence of compliance with Environmental Laws.

(4)	Termination, Cancellation, Surrender - At the expiration or earlier termination of this Lease, Tenant shall surrender the Premises to Landlord free of any and all Hazardous Substances and in compliance with all Environmental Laws, except to the extent not attributable to Tenant. Landlord may require a clean site certification, environmental audit or site assessment, such certification, audit or assessment to be at Landlord’s expense unless clear and convincing evidence of environmental violations by Tenant is presented.

(c)	Landlord’s Right of Access & Inspection

(1)	Upon reasonable notice at reasonable times and so long as Tenant’s business is not unreasonably disrupted, Landlord shall have the right but not the obligation, at all times during the term of this Lease to (i) enter upon and inspect the Premises, (ii) conduct tests and investigations and take samples to determine whether Tenant is in compliance with the provisions of this Article, and (ii) request lists of all Hazardous Substances used, stored or located on the Premises; the cost of all such inspections, tests and investigations to be borne by Landlord unless clear and convincing evidence of environmental violations by Tenant is presented.

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(2)	Promptly upon the written request of Landlord, from time-to-time, Tenant shall provide Landlord, at Landlord’s expense, with an environmental site assessment or environmental audit report prepared by an environmental engineering firm acceptable to Landlord to assess with a reasonable degree of certainty the presence or absence of any Hazardous Substances and the potential costs in connection with abatement, cleanup, or removal of any Hazardous Substances found on, under, at, or within the Premises. Tenant will cooperate with Landlord and allow Landlord and Landlord’s representatives access to any and all parts of the Premises and to the records of Tenant with respect to the Premises for environmental inspection purposes at any time. In connection therewith, Tenant hereby agrees that Landlord or Landlord’s representatives may perform any testing upon or of the Premises that Landlord deems reasonably necessary for the evaluation of environmental risks, costs, or procedures, including soils or other sampling or coring.

(d)	Violations - Environmental Defaults

(1)	Tenant shall give to Landlord immediate verbal and follow-up written notice of any actual or threatened spills, releases or discharges of Hazardous Substances on the Premises caused by the acts or omissions of Tenant or its agents, employees, representatives, invitees, licensees, subtenants, customers or contractors. Tenant covenants to promptly investigate, clean up and otherwise remediate any spill, release or discharge of Hazardous Substances caused by the acts or omissions of Tenant or its agents, employees, representatives, invitees, licensees, subtenants, customers or contractors at Tenant’s sole cost and expense; such investigation, clean up and remediation to be performed in accordance with all Environmental Laws and to the satisfaction of Landlord and after Tenant has obtained Landlord’s written consent. Tenant shall return the Premises to the condition existing prior to the introduction of any such Hazardous Substances.

(2)

In the event of (1) a violation of an environmental law, (2) a release, spill or discharge of a hazardous substance on or from the Premises, or (3) the discovery of an environmental condition requiring response which violation, release, or condition is attributable to the acts or omissions of Tenant, its agents, employees, representatives, invitees, licensees, subtenants, customers, or contractors, or (4) an emergency environmental condition (collectively “Environmental Defaults”). Landlord shall have the right, but not the obligation, to immediately enter the Premises, to supervise and approve any actions taken by Tenant to address the violation, release or environmental condition; and in the event Tenant fails to immediately address such violation, release, or environmental condition, or if the Landlord deems it necessary, then Landlord may perform any lawful actions necessary to address the violation, release, or environmental condition, which lawful actions shall be at Tenant’s expense

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to the extent, but only to the extent, that such violation, release, or environmental condition is attributable to the acts or omissions of Tenant, its agents, employees, representatives, invitees, licensees, subtenants, customers, or contractors,.

(3)	Landlord has the right, but not the obligation, to cure any Environmental Defaults attributable to the acts or omissions of Tenant, its agents, employees, representatives, invitees, licensees, subtenants, customers, or contractors, has the right to suspend some or all of the operations of the Tenant until it has determined to its sole satisfaction that appropriate measures have been taken, and has the right to terminate the Lease upon the occurrence of an Environmental Default attributable to the acts or omissions of Tenant, its agents, employees, representatives, invitees, licensees, subtenants, customers, or contractors, subject to the provisions of Paragraph 27 above.

(e)	Additional Rent

Any expenses which the Landlord incurs, which are to be at Tenant’s expense pursuant to this Article, will be considered Additional Rent under this Lease and shall be paid by Tenant on demand by Landlord.

(f)	Assignment and Subletting

Notwithstanding anything to the contrary in this Lease, Landlord may condition its approval of any assignment or subletting by Tenant to an assignee or subtenant that in the reasonable judgment of the Landlord does not create any additional environmental exposure.

(g)	Indemnification

(1)	Each party (the “Indemnifying Party”) shall indemnify, defend (with counsel approved by such party) and hold the other party and its affiliates, shareholders, directors, officers, employees and agents (the “Indemnified Parties”) harmless from and against any and all claims, judgments, damages (excluding consequential damages), penalties, fines, liabilities, losses, suits, administrative proceedings, costs and expenses of any kind or nature, known or unknown, contingent or otherwise, which arise out of or are in any way related to the acts or omissions, occurring at any time during the term of this Lease or Tenant’s occupancy of the Premises, of the Indemnifying Party, its agents, employees, representatives, invitees, licensees, subtenants, customers or contractors (including, but not limited to, reasonable attorneys’, consultant, laboratory and expert fees) related to the use, presence, transportation, storage, disposal, spill, release or discharge of Hazardous Substances on or about the Premises or the Property.

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(h)	Definitions

(1)	“Hazardous Substance” means, (i) asbestos and any asbestos containing material and any substance that is then defined or listed in, or otherwise classified pursuant to, any Environmental Laws or any applicable laws or regulations as a “hazardous substance”, “hazardous material”, “hazardous waste”, “infectious waste”, “toxic substance”, “toxic pollutant” or any other formulation intended to define, list, or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, toxicity, reproductive toxicity, or Toxicity Characteristic Leaching Procedure (TCLP) toxicity, (ii) any petroleum and drilling fluids, produced waters, and other wastes associated with the exploration, development or production of crude oil, natural gas, or geothermal resources and (iii) petroleum products, polychlorinated biphenyls, urea formaldehyde, radon gas, radioactive material (including any source, special nuclear, or by-product material), and medical waste.

(2)	“Environmental Laws” collectively means and includes all present and future laws and any amendments (whether common law, statute, rule, order, regulation or otherwise), permits, and other requirements or guidelines of governmental authorities applicable to the Premises and relating to the environment and environmental conditions or to any Hazardous Substance (including, without limitation, CERCLA 42 U.S.C. § 9601, et seq.; the Resource Conservation and Recovery Act of 1976, 42 U.S.C. § 6901, et seq., the Hazardous Materials Transportation Act, 49 U.S.C. § 1801, et seq., the Federal Water Pollution Control Act, 33 U.S.C. § 1251 et seq., the Clean Air Act, 33 U.S.C. § 7401, et seq., the Clean Air Act, 42 U.S.C. § 741, et seq., the Toxic Substances Control Act, 15 U.S.C. § 2601-2629, the Safe Drinking Water Act, 42 U.S.C. § 300f-300j, the Emergency Planning and Community Right-To-Know Act, 42 U.S.C. § 1101, et seq., and any so-called “Super Fund” or “Super Lien” law, any law requiring the filing of reports and notices relating to Hazardous Substances, Environmental Laws administered by the Environmental Protection Agency, and any similar state and local laws and regulations, all amendments thereto and all regulations, orders, decisions, and decrees now or hereafter promulgated thereunder concerning the environment, industrial hygiene or public health or safety.)

(i)	Survival

The provisions of this Article shall survive the expiration or earlier termination of this Lease.

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51.	Right of First Offer.

Provided that no Default then exists hereunder and subject to any lease renewal rights of existing tenants or rights of first offer of existing tenants which predate Tenant’s Right of First Offer and are in effect as of the date of this Lease with respect to the First Right Space (hereinafter defined), Tenant shall have a Right of First Offer to lease all or a part of the unleased space located on the 5th floor of the Building as shown on Exhibit G attached hereto and identified thereon as the “First Right Space”. At such time as Landlord intends to offer for lease all or a part of the First Right Space, Landlord shall notify Tenant in writing of such intent and the terms under which Landlord intends to offer the First Right Space (the “Offer Notice”). The Offer Notice shall prescribe that the Base Rental for the First Right Space shall be the then current market rate. The determination of the then current market rate shall include all concessions, commissions and other forms of inducements being offered to tenants of similar size and credit in Class A buildings along College Boulevard (west of Nall and east of Overland Parkway) in Overland Park, Kansas. Tenant shall notify Landlord within ten (10) days following its receipt of the Offer Notice whether or not Tenant elects to lease the applicable First Right Space. In the event Tenant does not affirmatively notify Landlord in writing of Tenant’s election to lease the First Right Space within said ten (10) day period, Tenant shall be deemed to have declined the opportunity to rent the First Right Space and Landlord shall then be free to rent the First Right Space to any third party upon such terms as may be acceptable to Landlord in its sole discretion (but in no case more favorable to such third party than the terms of the Offer Notice) without any further notice to Tenant. If Landlord has not thereafter leased the First Right Space within six (6) months of when Tenant declined (or was deemed to have declined) the opportunity to rent the First Right Space, then Landlord shall again be required to give an Offer Notice to the Tenant before leasing the First Right Space (provided that at such time no Default then exists hereunder and subject to any lease renewal rights or rights of first offer of existing tenants with priority as to Tenant’s Right of First Offer with respect to the First Right Space). Tenant shall receive a Tenant Improvement Allowance on the First Right Space in a dollar per square foot amount equal to the percentage of the then current Term of this Lease then remaining times $20.00 per square foot. Provided, if the lease of the First Right Space is subsequently renewed per the provisions of Paragraph 53 below. Tenant shall become entitled to receive any remaining Tenant Improvement Allowance of $20.00 per square foot not previously received for the First Right Space so long as Tenant first provides evidence to Landlord that such sums have been spent on remodeling, renovation or the improvement of the First Right Space. The expenditure of any Tenant Improvement Allowance pursuant to this paragraph shall be subject to the rules for disbursement of the same as set out in Section 1(m) and All of Tenant’s rights under this Section shall be ineffective if Tenant has entered into any sublease or assignment of all or a portion of the Premises, other than to a parent, subsidiary or affiliate of Tenant, and such sublease or assignment is still in effect.

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52.	Right of Termination.

As long as Tenant is not in Default of any term, condition or covenant of this Lease, (unless as cured as provided for herein), Landlord hereby grants Tenant the right to terminate this Lease prior to the expiration of its initial Lease Term, for any reason whatsoever, as of the end of the 36th month of the Lease Term (the “Termination Date”) so long as (i) Tenant provides Landlord with written notice of Tenant’s exercise of its Termination Option (the “Termination Notice”) at least nine (9) months but not more than twelve (12) months prior to the Termination Date and (ii) Tenant delivers to Landlord the cancellation fee (as hereinafter defined) on or before the Termination Date.

The Cancellation Fee shall be $132,205.13 which is equal to the sum of the following components: (i) the unamortized portion of the of Tenant Improvement Allowance (originally $198,120) after thirty-six months of the sixty three month Lease; (ii) the unamortized portion of commissions (originally $59,287.41), legal fees, and free rent after thirty-six months of the sixty-three month Lease; and (iii) a rent penalty in an amount equal to one (1) month’s Base Rental [$16,922.75]. An amortization rate of ten percent (10%) shall be applied in calculating that portion of the cancellation fee described in Items (i) and (ii) above.

53.	Option to Renew.

So long as Tenant is not then in Default under this Lease beyond the expiration of any applicable cure period, Tenant shall have the option to renew this Lease two times for additional terms of five (5) years (each a “Renewal Term”) subject to the terms set out below. Base Rental for the Premises during each Renewal Term shall be at market rate for comparable Class A office buildings along College Boulevard (west of Nall and east of Overland Parkway) in Overland Park, Kansas, to be determined considering all concessions, commissions and other forms of inducements being offered to tenants of similar size and credit in such Class A office buildings. Tenant shall exercise each such option (an “Extension Option”) by notifying Landlord in writing of Tenant’s exercise of the option not sooner than twelve (12) months and not later than nine (9) months prior to the end of the Lease Term or the first Renewal Term. Within thirty (30) days of Landlord’s receipt of Tenant’s notice of its exercise of an Extension Option, Landlord shall supply to Tenant in writing the Base Rental for the Premises during the Renewal Term. Within thirty (30) days of Tenant’s receipt of Landlord’s notification as to the Base Rental for the Premises during the Renewal Term, Tenant shall respond as follows: (a) Tenant shall notify Landlord in writing within the said thirty (30) day period that it accepts the Base Rental proposed by Landlord for the Renewal Term in which case the Renewal Term shall commence as of the end of the 63rd month of the Lease Term or the end of the 60th month of the first Renewal Term as applicable or (b) Tenant shall notify Landlord in writing within the thirty (30) day period that it rejects the Base Rental set out by Landlord for the Renewal Term in which case Tenant shall be deemed without further notice and without further agreement between Landlord and Tenant to have elected not to exercise its option for said Renewal Term and any prior exercise of the

29

Extension Option for that Renewal Term is deemed revoked. If Tenant fails to notify Landlord within said thirty (30) day period that it either accepts or rejects the proposed Base Rental for the Premises during such Renewal Term, then Tenant shall be deemed to have rejected the Base Rental proposed by Landlord and the Option to Terminate will expire. Notwithstanding anything to the contrary contained in this Section, if (i) Tenant shall then be in Default in the payment of Base Rent or any other charge payable under the Lease or if Tenant shall then be in Default of any of the other terms and provisions to be performed by Tenant under the Lease as of the date Tenant shall have given Landlord notice of its election to exercise its option for the Renewal Term, or (ii) Tenant fails to give Landlord written notice of its election to exercise its option for the Option Period in the time frame required above, or (iii) Tenant having given such notice thereafter defaults under the Lease prior to the expiration of the then current term, and Landlord notifies Tenant that Landlord elects to negate such notice by reason of such Default, then Tenant shall be deemed without further notice and without further agreement between Landlord and Tenant to have elected not to exercise its option for said Renewal Term. Any holding over or failure to vacate the Premises at the end of the Lease Term shall not be deemed or construed to be an exercise of the Renewal Term or any extension of the Lease. Any termination of the Lease shall terminate Tenant’s rights of further extension hereunder. The Options to Renew may not be exercised by any assignee of Tenant and the Tenant’s rights under this Section shall terminate if Tenant subleases all or substantially all of the Premises, other than to a parent, subsidiary or affiliate of Tenant. This right of renewal shall apply to First Lease Space as well as to the original Premises.

54.	Communications Devices.

Tenant shall have the non-exclusive right to, at anytime during the Lease Term, install on the roof of the Building one (1) satellite dish (which is not to exceed thirty-six inches inches in diameter or thirty-six inches feet in height) (hereafter a “Communications Device”). The installation of such Communication Device shall otherwise comply with the applicable building codes and ordinances and any applicable or future reasonable Rules and Regulations of Landlord, if any, and shall not interfere with the use and occupancy of other tenants in the Building or with Communications Devices which are already in place at the time of installation of Tenant’s Communication Device. Tenant shall notify Landlord prior to installing its Communication Device; access to the roof of the Building for installation of the Communication Device shall require Landlord’s assistance and Landlord shall always accompany Tenant whenever Tenant is installing, maintaining or otherwise needs access to its Communication Device installed on the roof of the Building. The installation, operation and maintenance of the Communication Device shall not damage the Building in any fashion. Tenant shall pay all costs of installation, operation, maintenance and removal of the Communication Device as well as the cost of repair of any damage to the Building caused by the installation, presence or removal of the Communications Device. No additional rent shall be due in connection with the Communications Device. Tenant shall remove the Communication Device as of the termination of the Lease. Tenant shall move or allow Landlord to move the Communications Device in the event Landlord needs or desires to repair or replace the roof or the portion thereof to which the Communications Device is attached.

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IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease in multiple original counterparts as of the day and year first above written.

LANDLORD:

COMMERCE PLAZA PARTNERS II, a Delaware Limited Partnership

Address:	By: KPERS Realty Holding #15, Inc., General Partner

AEW Capital Management, LP		By:	/s/ Alec Burleigh
World Trade Center East		Name:	Alec Burleigh
Two Sea Port Lane		Title:	Vice President
Boston MA 02210

TENANT:

First Horizon MSAver Resources, Inc.

	By:	/s/ Thomas F. Baker
	Name:	Thomas F. Baker, IV
	Title:	Executive Vice President, Chief Procurement Officer

Address of Premises:
7400 West 100th Street, Suite 520
Overland Park, Kansas 66210
Address for Notices:
165 Madison Ave., Suite 1100
Attention: Senior Asset Manager Memphis, TN 38103

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FIRST AMENDMENT TO LEASE

This First Amendment to Lease (“First Amendment”) is made as of the 27th day of February, 2006 by and between Commerce Plaza Partners II, L.P. having its principal office c/o AEW Capital Management L.P., World Trade Center East, Two Sea Port Lane, Boston, MA 02210-2021 (“Landlord”) and First Horizon MSAver Resources, Inc., a Tennessee corporation, 165 Madison Avenue, Suite 1100, Memphis, Tennessee 38103 (“Tenant”).

RECITALS:

WHEREAS, Landlord and Tenant entered into a lease dated July 6, 2005 (the “Original Lease”) for space, as more particularly described in the Original Lease in a building located at real property known as Commerce Plaza II, 7400 West 110th Street, Overland Park, Kansas; and

WHEREAS, the parties to the Lease now desire to amend the Lease to, among other things, modify the description of the Premises to be Leased; and

WHEREAS, unless expressly provided for to the contrary herein, the effective date of all provisions of this First Amendment shall be April 1, 2006;

NOW THEREFORE, for Ten Dollars ($10.00) and other good and valuable consideration, the mutual receipt of which is hereby acknowledged by Landlord and Tenant, the parties agree as follows:

1.	Section 1(b) of the Original Lease is amended to include as part of the Premises an additional 1,434 rentable square feet on the fifth floor of the Building (the “April 2006 Space”). Tenant agrees to lease the April 2006 Space commencing as of April 1, 2006 and expiring as of the expiration date of the Original Lease, except to the extent Tenant exercises its rights under the Original Lease which would extend such date. The April 2006 Space is as depicted on the floor plan attached to this First Amendment as Exhibit “A”.

2.	The following provisions are added at the end of Section 1(c) of the Original Lease: In addition to the Base Rent already due under the Lease, Tenant shall pay with respect to the April 2006 Space added to the Premises by the First Amendment, $0.00 in rent for April and May 2006 and thereafter an annual Fixed Rent of $27,963.00 (beginning June 1, 2006) in equal monthly payments of $2330.25 in advance on the first day of each calendar month through and including the thirty-sixth (36th) month of the term of the Original Lease. Thereafter, during months thirty-seven (37) through sixty-three (63) of the term of the Original Lease, Tenant shall pay with respect to the April 2006 Space, annual Fixed Rent of $29,397 in equal monthly payments of $2,449.75 in advance on the first day of each calendar month during such months. Any partial years shall be pro rated as set out in the Lease.

If as of April 1, 2006, Landlord is not able to deliver possession of the April 2006 Space to Tenant, Landlord should have no liability to Tenant on account of such delay and Tenant shall not be released of its obligation to let the April 2006 Space. In the event of such delay, the obligations of the Tenant with respect to the April 2006 Space shall, however, be delayed until possession is delivered to Tenant and the Base Rent herein provided for shall not commence until delivery of possession of the April 2006 Space to Tenant by Landlord (whether or not Tenant then occupies such space). It is Landlord and Tenant’s intention that Tenant shall be entitled to sixty (60) days (two months) of free rent as to the April 2006 Space; e.g., if Tenant is not given possession of the April 2006 Space until May 15, 2006, Tenant shall not be required to pay Rent until July 15, 2006 and as of July 15, 2006 shall pay a pro rata share of rent for the last half of July and then commence its monthly payments of Base Rent on August 1, 2006 and continue the same thereafter through the term of the Original Lease at the Base Rent rates set out above for the April 2006 Space.

3.	The rent penalty set out in Section 52 of the Lease as concerns the Tenant’s one time right to terminate shall increase by $9,650.06. The exercise of any Option to Renew shall include the Premises as amended by this First Amendment.

4	Tenant agrees to take the April 2006 Space in its “as is, where is” condition. Landlord shall have no obligation to perform any work or construction to the April 2006 Space. Landlord agrees to clean the carpet prior to April 1, 2006.

5.	Landlord and Tenant agree as follows:

(a)	The Lease is in full force and effect as amended.

Tenant makes the following representations and warranties to Landlord in connection with this First Amendment:

(b)	The person signing this Agreement on behalf of Tenant is authorized to do so.

(c)	As of the date hereof, Tenant does not have and does not know of any disputes with or claims against Landlord or any breach or violation by Landlord of the terms and conditions of the Original Lease;

(d)	Tenant is not in default under the Original Lease, and there is no condition or stayed effects, which with the giving of notice and/or passage of time would constitute a default under the Lease.

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(e)	The Premises now consist of 9,906 square feet plus 1,434 square feet added pursuant to this First Amendment.

Landlord makes the following representations and warranties to Tenant in connection with this First Amendment:

(f)	The person signing this Agreement on behalf of Landlord is authorized to do so.

6	Except as modified by this First Amendment, the Lease, as previously modified and amended shall remain in full force and effect. This First Amendment contains the entire agreement of the parties with respect to the subject matter hereof and supersedes any other prior contemporaneous oral or written agreements or letters. This First Amendment may not be modified except by agreement in writing signed by Landlord and Tenant. Except as otherwise provided for herein, in the event of any conflict between the terms of the Lease and the terms of this First Amendment, the terms of this First Amendment shall prevail.

7	This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

8	This First Amendment may be executed in one or more counterparts which, when taken together, shall constitute a single instrument.

9	Tenant represents and warrants that it has dealt with no broker, agent or other person in connection with this First Amendment to Lease other than Grubb & Ellis/The Winbury Group (representing Landlord) and the Trammell Crow Company (representing Tenant). Landlord shall be responsible for paying all fees and commissions owed to the brokers named above that relate to this First Amendment. Each party agrees that should any claim be made for brokerage commissions or finder’s fees by any broker or finder other than those listed above, by, through or on account of any acts of said party or its representatives, said party will indemnify and hold the other party free and harmless from and against any and all loss, liability, cost, damage and expense in connection therewith.

IN WITNESS WHEREOF, this First Amendment has been executed as of the date and year first above written.

First Horizon MSAver Resources, Inc.

By:	/s/ Ronald L. Bastek
Print Name: Ronald L. Bastek
Its: Senior Vice President - CREAS

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Commerce Plaza Partners II, L.P., a Delaware limited partnership

By:	KPERS Realty Holding # 15, Inc., a Kansas corporation

By:	/s/ Alec Burleigh
Print Name: Alec Burleigh
Its: Vice President

4

LEASE AGREEMENT

Commerce Plaza Partners II, L.P. - Landlord

First Horizon MSAver Resources, Inc. - Tenant

26.	Damages From Certain Causes	18
27.	Events of Default/Remedies	18
28.	Peaceful Enjoyment	20
29.	Holding Over	20
30.	Subordination to Mortgage	20
31.	Attorneys’ Fees	21
32.	No Implied Waiver	21
33.	Personal Liability	21
34.	Estoppel Certificate	22
35.	Security Deposit	22
36.	Notice	22
37.	Severability	22
38.	Recordation	22
39.	Governing Law	23
40.	Force Majeure	23
41.	Relocation	23
42.	Time of Performance	23
43.	Transfers by Landlord	23
44.	Commissions	23
45.	Agency Disclosure	24
46.	Effect of Delivery of This Lease	24
47.	Exhibits	24
48.	Landlord’s Lien	24
49.	Licensee’s Interest	24
50.	Environmental	24
	(a) Landlord’s Representations	24
	(b) Tenant’s Representations, Warranties and Covenants	25
	(3) Reporting Requirements	25
	(4) Termination, Cancellation, Surrender	25
	(c) Landlord’s Right of Access & Inspection	25
	(d) Violations - Environmental Defaults	26
	(e) Additional Rent	27
	(f) Assignment and Subletting	27
	(g) Indemnification	27
	(h) Definitions	28
	(1) Hazardous Substance	28
	(2) Environmental Laws	28
	(i) Survival	28
51.	Right of First Offer	29
52.	Right of Termination	30
53.	Option to Renew	30
54.	Communications Devices	31

LEASE AGREEMENT

COMMERCE PLAZA PHASE II

THIS LEASE AGREEMENT (the “Lease”), is made and entered into on this 6th day of July, 2005 by and between COMMERCE PLAZA PARTNERS II, L.P., a Delaware Limited Partnership, (“Landlord”) and FIRST HORIZON MSAVER RESOURCES, INC., a Tennessee corporation (“Tenant”).

W I T N E S S E T H:

1.	Definitions.

(a)	“The Project” shall mean the Commerce Plaza Office Complex, being the real property described in Exhibit A attached hereto and incorporated herein and the improvements constructed thereon.

(b)	“Premises” shall mean the suite of offices outlined on the floor plan attached to this Lease as Exhibit B and incorporated herein. The Premises are stipulated for all purposes to contain approximately 9,906 of “Net Rentable Area” on the 5th floor (as below defined); provided, however, that Landlord may, upon completion of the Premises, cause precise measurements of the Premises to be made (calculated using the most current BOMA standards), and the Base Rental (as below defined) shall be adjusted upward or downward accordingly, effective as of Commencement Date. The Premises are located in the office building (the “Building”) located within the Project at 7400 West 110th Street, Overland Park, Kansas.

(c)	“Base Rental”:

Commencement Date (hereinafter defined) through the end of Month 3: $0.00 per square foot of Net Rentable Area

Month 4 through Month 36: $19.50 per square foot of Net Rentable Area $193,167.00 per year; $16,097.25 per month

Month 37 through Month 63: $20.50 per square foot of Net Rentable Area $203,073.00 per year; $16,922.75 per month

(d)	“Commencement Date” “ shall mean the earlier of August 1, 2005 or the date specified in Paragraph 3(d) hereof but subject to the provisions of Paragraph 3(c).

(e)	“Lease Term” shall mean a term commencing on the Commencement Date and continuing until sixty-three (63) months after the first day of the first full month following Commencement Date.

(f)	“Security Deposit” shall mean the sum of $16,097.25. ”

(g)	“Common Areas” shall mean those areas devoted to lobbies, entryways (lobbies and entryways are sometimes herein referred to as “Building Common Areas”), corridors, elevator foyers, restrooms, mechanical rooms, janitorial closets, electrical and telephone closets, vending areas and other similar facilities provided for the common use or benefit of tenants generally and/or the public.

(h)	“Service Areas” shall mean those areas within the outside walls of the Building used for elevator mechanical rooms, building stairs, fire towers, elevator shafts, flues, vents, stacks, pipe shafts and vertical ducts (but shall not include any such areas for the exclusive use of a particular tenant).

(i)	“Net Rentable Area” of the Premises shall mean the gross area within the inside surface of the outer glass or other material comprising the exterior walls of the Premises, to the mid-point of any walls separating portions of the Premises from those of adjacent tenants and to the Common Area or Service Area side of walls separating the Premises from Common Areas and Service Areas, subject to the following:

(1)	Net Rentable Area shall not include any Service Areas.

(2)	Net Rentable Area shall include a pro rata part of the Building Common Areas plus a pro rata part of the Common Areas (exclusive of Building Common Areas) on the floor on which the Premises are located, such prorations based upon an allocation to each floor of the Building of Building Common Areas (based upon the Net Rentable Area of each floor and the Building as a whole, exclusive of Building Common Areas) and upon the ratio of the Net Rentable Area within the Premises to the total Net Rentable Area on such floor, both determined without regard to the Common Areas. The Common Areas in the Building which the Premises are located shall never exceed 16,000 square feet, but shall be adjusted as determined by Landlord from time to time to conform such allocation to changes in the configuration of rented spaces and Common Areas in the Building.

(3)	Net Rentable Area shall include any columns and/or projection(s) which protrude into the Premises and/or the Common Areas.

(j)	“Basic Costs” shall mean all direct and indirect costs and expenses in each calendar year of operating, maintaining, repairing, managing and owning the Building and the Exterior Common Areas (as below defined). Basic Costs shall not include the cost of any capital improvements, depreciation, interest, and principal payments on mortgage and other non-operating debts of Landlord. Basic Costs shall, however, include the amortization of capital improvements which are primarily for the purpose of reducing Basic Costs (provided such costs shall not exceed savings in any one year). Basic Costs shall include costs incurred in bringing the Building’s structure, Building’s systems and parking lot/parking garage into compliance with any new law or interpretation thereof taking effect after the Commencement Date. The Building management fee, for purposes of inclusion in and calculating of Basic Costs, shall be capped at 3% of the annual Base Rental. The Basic Costs for the Basic Cost Base Year will be equitably adjusted upward to reflect Basic Costs that would be reasonably expected to have been incurred if the Building were at least 95% occupied for the entire Basic Costs Base Year; Basic Costs for the Basic Costs Base Year shall, however, include real estate tax as if the Building was fully assessed for real estate tax purposes.

(k)	“Exterior Common Areas” shall mean those areas of the Project which are not located within the Building and which are provided and maintained for the common use and benefit of Landlord and tenants of the Project generally and the employees, invitees and licensees of Landlord and such tenants; including without limitation all parking areas, enclosed or otherwise; all streets, sidewalks and landscaped areas located within the Project.

(1)	The “Improvements” when used herein, shall mean those improvements to the Premises which Landlord has agreed to provide when approving the plans and specifications (the “Plan”) attached (or to be attached) hereto as Exhibit C and Exhibit C-l and incorporated herein for all purposes. In the event the Plans are not attached to this Lease as of the date of execution hereof, this Lease shall terminate at Landlord’s option, on the day next following the 14th day from the date hereof unless Landlord and Tenant initial and attach the Plans to this Lease on or before such date. Except to the extent otherwise agreed (and described on an addendum to the Plans) the installation of the Improvements shall be at Tenant’s expense. “Building Grade” shall mean the type, brand, and/or quality of materials Landlord designates from time to time to be the minimum quality to be used in the Building or the exclusive type, grade or quality of material to be used in the Building.

(m)	Tenant Improvement Allowance” shall mean the allowance provided by Landlord to Tenant of $20.00 per square foot of Net Rentable Area. The Tenant Improvement Allowance may be used by Tenant to pay all hard and soft costs of planning and constructing its improvements within the Premises as well as the costs of architects, engineers, consultants, Building and Common Area signage (as and if allowed hereunder) and voice and data cabling. If the costs of the Improvements exceed the Tenant Improvement Allowance, Tenant shall pay that portion of costs and expenses of Improvements which exceed Tenant Improvement Allowance. Tenant shall have the right to competitively bid the contract for construction and installation of the Improvements described in the Plans. Any general contractor (other than WG Construction, Inc.) which Tenant desires to utilize must be approved by Landlord, which consent shall not be unreasonably withheld, conditioned or delayed. If the general contractor is other than WG Construction, Inc., then Landlord reserves the right to make disbursement of the Tenant

Improvement Allowance in accordance with good construction lending practices so as to ensure no mechanic’s lien attach to the Premises or the Building and that the Improvements are completed in a timely manner to the specifications set forth in the Plans. Landlord may, through WG Construction, Inc., supervise or oversee the construction of the Improvements with the Tenant Improvement Allowance but shall not be entitled to collect any fees in connection with such supervisions and construction review. Tenant shall not be charged for utility usage or the use of the freight elevator during Tenant’s construction and move-in period unless Landlord is required to hire a freight elevator operator or incurs expenses outside the ordinary course of construction and move-in.

2.	Lease Grant.

Subject to and upon the terms herein set forth, Landlord leases to Tenant and Tenant leases from Landlord the Premises. Upon execution of this Lease, Landlord grants Tenant a license to occupy up to 4,000 square feet in Suite 390 in the Building at a rental rate of $19.00 per square foot payable monthly on the first day of each month prior to the Commencement Date. The license to occupy shall automatically expire and terminate without notice from Landlord as of the Commencement Date. All other provisions of this Lease shall apply to Tenant’s occupancy of the temporary space in Suite 390.

3.	Lease Term.

(a)	This Lease shall continue in force during a period beginning on the Commencement Date and continuing until the expiration of the Lease Term, unless this Lease is sooner terminated or extended to a later date under any other term or provision hereof.

(b)	If by the date August 1, 2005, the Improvements have not been substantially completed pursuant to the Plans, due to omission, delay or default by Tenant or anyone acting under or for Tenant, Landlord shall have no liability, and the obligations of this Lease (including without limitation, the obligation to pay rent) shall nonetheless commence as of the Commencement Date.

(c)	If, however, the Improvements are not substantially completed due to any reason other than an omission, delay or default by Tenant or someone acting under or for Tenant, then, as Tenant’s sole remedy for the delay in Tenant’s occupancy of the Premises, the Commencement Date shall be delayed and the rent herein provided shall not commence until the earlier to occur of actual occupancy by Tenant or substantial completion of the Improvements.

(d)	If the Improvements are completed prior to August 1, 2005, then Tenant shall be entitled to possession as of the date the Improvements are completed and such date shall be the Commencement Date.

4.	Use.

The Premises shall be used for office purposes and for no other purpose. Tenant agrees not to use or permit the use of the Premises for any purpose which is illegal, or which, in Landlord’s opinion, creates a nuisance or which would increase the cost of insurance coverage with respect to the Building. Tenant represents and covenants that it shall conduct its occupancy and use of the Premises in accordance with the Americans with Disabilities Act of 1990, 42 U.S.C. §12101 et seq. (“ADA”), (including, but not limited to, modifying its policies, practices and procedures, and providing auxiliary aids and services to disabled persons). If Tenant is permitted to perform or complete certain alterations and improvements (including its expenditure of Tenant Improvement Allowance), now or in the future, to the Premises, Tenant agrees that the work shall comply with the ADA and, on request of the Landlord, Tenant shall provide Landlord with evidence reasonably satisfactory to Landlord that the work was performed in compliance with the ADA. Tenant shall comply with all laws, orders, ordinances and other public requirements now or hereafter affecting the Premises or the use thereof, including without limitation ADA, OSHA and like requirements, and indemnify, defend and hold Landlord harmless from expense or damage resulting from failure to do so. Any work performed by Landlord on behalf of Tenant shall meet the requirements set forth herein.

5.	Base Rental.

(a)	Tenant agrees to pay during the Lease Term, to Landlord, without any setoff or deduction whatsoever, except as set forth herein, the Base Rental, and all such other sums of money as shall become due hereunder as additional rent, all of which are sometimes herein collectively called “rent” for the nonpayment of which Landlord shall be entitled to exercise all such rights and remedies as are herein provided in the case of the nonpayment of Base Rental. The annual Base Rental for each calendar year or portion thereof during the Lease Term, together with any estimated adjustments thereto pursuant to Paragraphs 6, 20, and 21 hereof, shall be due and payable in advance in twelve (12) equal installments on the first day of each calendar month during the initial term of this Lease and any extensions or renewals thereof, and Tenant hereby agrees to pay such Base Rental and any adjustments thereto to Landlord at Landlord’s address provided herein (or such other address as may be designated by Landlord in writing from time to time) monthly, in advance, and without demand. If the term of this Lease commences on a day other than the first day of a month or terminates on a day other than the last day of a month, then the installments of Base Rental and any adjustments thereto for such month or months shall be prorated, based on the number of days in such month.

(b)	In the event any installment of rent is not paid when due and payable, Tenant shall pay a late charge of $100.00 per day for each day of delinquency.

(c)	That for a period of three (3) months Tenant herein shall receive a rent moratorium, that is a delay in the payment of Base Rental obligation for the period of time commencing with the Commencement Date and ending on the last day of the third full month of this Lease. Thereafter, and provided that Tenant fully and completely complies with all terms and conditions of this Lease, and is not in default of any of the terms and conditions of this Lease (or if the Tenant’s defaults but subsequently cures the same to the Landlord’s satisfaction), said moratorium shall be deemed complete and vested as of the date of expiration of lease and the Tenant shall have no further obligation to make payment of Base Rental for the period set out in this sub-paragraph.

However, if Tenant for whatever reason breaches or is in default of any term or condition of this Lease and fails to cure the same to the satisfaction of the Landlord herein within the cure periods provided for in Section 27(a) of this Lease, the rent moratorium for the period aforementioned shall immediately be deemed to have ceased and expired without notice to the Tenant and Tenant shall immediately be liable for the entire amount of the rent during the moratorium period aforementioned, plus any and all other remedies available to the Landlord at law or in equity.

6.	Basic Cost Increase Adjustment.

The Base Rental payable hereunder shall be adjusted upward from time to time in accordance with the following provisions:

(a)	The Building contains 126,031 square feet of Net Rentable Area in the aggregate. Tenant’s Base Rental is based, in part, upon the premise that annual Basic Costs will be equal to the Basic Costs for calendar year 2005 (the “Basic Costs Base Year”). Tenant shall, when Landlord so requires, during the term of this Lease pay as an adjustment to Base Rental hereunder an amount (per each square foot of Net Rentable Area within the Premises, including those portions of Common Areas allocated to the Premises from time to time) equal to the excess (“Excess”) from time to time of actual Basic Costs (on a per square foot basis) for such year over the Basic Costs for the Basic Costs Base Year. The Landlord estimates the Basic Costs for the Basic Costs Base Year to be $7.55 per square foot. Landlord may collect such additional Base Rental in arrears on a yearly basis. Landlord shall also have the option to make a good faith estimate of the Excess for each upcoming calendar year and upon thirty (30) days’ written notice to Tenant may require the monthly payment of Base Rental adjusted in accordance with such estimate. Any amounts paid based on such an estimate shall be subject to adjustment when actual Basic Costs are available for each calendar year.

(b)

Tenant shall have the right no more frequently than once per calendar year, following prior written notice to Landlord, to audit Landlord’s books and records relating to Basic Costs during the year preceding such audit. In the event such an audit demonstrates that additional Base Rental collected for such preceding year to be higher or lower than the amount of additional rental actually due pursuant to 6(a) above, then Landlord shall refund any over-payment or Tenant shall make good any under-payment within ten (10) days of such determination. Tenant shall bear the costs of such audit unless said over-payment or under-payment exceeds five percent (5%) of the amount of additional rental actually due pursuant to Paragraph 6(a) above, in which case Landlord shall bear the costs of the audit. Solely with respect to any controversy or claim arising out of or relating to the audit and any over-payment or under-payment shall be settled by arbitration in accordance with the rules of the American Arbitration Association (the (“AAA”) by a sole arbitrator. The arbitration shall be governed by the rules of the AAA, and judgment upon the award rendered by the arbitrator may be entered by any court having jurisdiction thereof. The costs of the arbitration shall be paid by the losing party.

(c)	Landlord agrees that it will not make adjustments to reconciliation statement for the Basic Costs for a given calendar year after December 31 of such calendar year.

7.	Services to be Furnished by Landlord.

Landlord agrees to furnish Tenant the following services:

(a)	Hot and cold water at those points of supply provided for general use of other tenants in the Building including the lunchroom), central heat and air conditioning in season, at such temperatures and in such amounts as are considered by Landlord to be standard or as required by governmental authority; provided, however, heating and air conditioning service at times other than for “Normal Business Hours” for the Building (which are 7:30 a.m. to 6:00 p.m. on Mondays through Fridays and 8:00 a.m. to 1:00 p.m. on Saturdays, exclusive of normal business holidays), shall be furnished to Tenant through the use of a card key system which automatically accesses the after hours HVAC system. Tenant shall bear the entire cost of additional service allocable to the Premises as such costs are determined by Landlord from time to time (but such costs shall not include depreciation, management fees or a mark-up beyond the actual estimated costs of the utility service). The initial cost of HVAC outside of Normal Business Hours shall be $62.50 per hour.

(b)	Routine maintenance and electric lighting service for all Exterior Common Areas, Common Areas and Service Areas in the manner and to the extent deemed by Landlord to be standard.

(c)	Janitor service, Mondays through Fridays, exclusive of normal business holidays; provided, however, if Tenant’s floor covering or other improvements require special treatment, Tenant shall pay the additional cleaning cost attributable thereto as additional rent upon presentation of a statement therefor by Landlord. Tenant shall cooperate with Landlord’s employees in the furnishing by Landlord of janitorial services at such times (including Normal Business Hours) as Landlord elects to have the necessary work performed; provided, however, that janitorial services performed by Landlord during Normal Business Hours shall be performed in such a manner as to not unreasonably interfere with Tenants’ use of the Premises. Janitorial specifications are attached as Exhibit “H” to the Lease.

(d)	Subject to the provisions of Paragraph 13, facilities to provide all electrical current required by Tenant in its use and occupancy of the Premises.

(e)	All Building Standard fluorescent bulb replacement in the Premises and fluorescent and incandescent bulb replacement in the Common Areas and Service Areas.

(f)	Landlord may elect to provide security in the form of limited access to the Building during other than Normal Business Hours. No such security shall be provided during Normal Business Hours. Landlord, however, shall have no liability to Tenant, its employees, agents, invitees or licensees for losses due to theft or burglary, or for damages done by unauthorized persons on the Premises and neither shall Landlord be required to insure against any such losses. Tenant shall fully cooperate in Landlord’s efforts to maintain security in the Building and shall follow all regulations promulgated by Landlord with respect thereto. Landlord shall provide Tenant and Tenant’s employees, at Tenant’s request, with exclusive keycard access to the Premises (up to 40 access cards – 4 per 1,000 square feet – shall be provided at no cost to Tenant; thereafter Tenant shall be required to pay Landlord’s cost for the cards). Initially and until further notice by Landlord to Tenant, the Building Holidays shall be: New Year’s Day, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Landlord may close the Building at 6:00 p.m. Monday through Friday and 12:00 p.m. on Saturday and all day Sunday and Building Holidays; after which hour, admittance may be gained only under such regulations as may from time to time be reasonably prescribed by Landlord, except that Tenant shall have access to the Premises 24 hours a day, 365 days a year. Landlord may also close the Building in the event of an emergency or casualty but, subject to the other provisions of this Lease, for as short a period of time as is reasonable under the circumstances.

The failure by Landlord to any extent to furnish or the interruption or termination of these defined services in whole or in part, resulting from causes beyond the reasonable control of Landlord shall not render Landlord liable in any respect nor be construed as an eviction of Tenant, nor work an abatement of rent, nor relieve Tenant from the obligation to fulfill any covenant or agreement hereof. In the event services are interrupted and continues for more than five (5) days after written notice by Tenant, Tenants rental obligation shall be abated till such time as services are restored only if Tenant does not have business interruption insurance. Should any of the equipment or machinery used in the provision of such services for any cause cease to function properly, Tenant shall have no claim for offset or abatement of rent or damages on account of an interruption in service occasioned thereby or resulting therefrom unless such damage is the result of the negligent act or omission of Landlord, its agents, contractors or employees but subject to the waiver of subrogation rights set out below if the Tenant’s damages are covered by insurance.

8.	Improvements to be Made by Landlord.

Except for the Improvements made with the Tenant Improvement Allowance, all installations and improvements now or hereafter placed on the Tenant’s Premises at Tenant’s request shall be for Tenant’s account and at Tenant’s cost (and Tenant shall pay ad valorem taxes and increased insurance thereon or attributable thereto), which cost shall be payable by Tenant to Landlord in advance as additional rent.

9.	Maintenance and Repair of Premises by Landlord.

Except as otherwise expressly provided herein, Landlord shall not be required to make any repairs to the Premises.

10.	Graphics.

Tenant shall not erect or install any sign or other type display whatsoever, either upon the exterior of the Building, upon or in any window, or in the Building lobby, without the prior express written consent of Landlord which consent shall not be unreasonably withheld, conditioned or delayed. The color and fabric of the lining of all drapes or if unlined, the draperies themselves, which Tenant desires to place on exterior windows or openings of the Building must be approved by Landlord prior to their installation so that a uniform color and appearance may be preserved from the exterior of the Building. Landlord agrees to furnish a directory of the names and locations of its tenants and to install and maintain the same at a convenient location in the lobby of the Building. The initial listings of the name and room number of the Tenant shall be furnished without charge. Any changes or revisions of listings shall be made by Landlord at the cost of Tenant except where Tenant is leasing additional space in which event the listings shall be furnished by Landlord at Landlord’s cost.

11.	Care of the Premises by Tenant.

Tenant agrees not to commit or allow any waste to be committed on any portion of the Premises, and at the termination of this Lease to deliver up the Premises to Landlord in as good condition as at the date of the commencement of the term of this Lease, ordinary wear and tear excepted.

12.	Repairs and Alterations by Tenant.

Tenant covenants and agrees with Landlord, at Tenant’s own cost and expense, to repair or replace any damage done to the Building, or any part thereof, caused by Tenant or Tenant’s agents, employees, invitees, or visitors, and such repairs shall restore the Building to as good a condition as it was in prior to such damage, and shall be effected in compliance with all applicable laws; provided, however, if Tenant fails to make such repairs or replacements promptly, Landlord may, at its option, make repairs or replacements, and Tenant shall pay the cost thereof to the Landlord on demand as additional rent. Tenant agrees with Landlord not to make or allow to be made any alterations to the Premises, or place signs on the Premises which are visible from outside the Premises, without first obtaining the written consent of Landlord in each such instance; Landlord agrees that Tenant’s non-illuminated standard logo and signage which may be visible from outside the Premises through Tenant’s entry doors is acceptable. Any and all alterations to the Premises shall become the property of Landlord upon termination of this Lease (except for movable equipment or furniture owned by Tenant). Landlord shall, at the time Landlord consents to the alterations, require Tenant to remove any and all fixtures, equipment and other improvements installed on the Premises. In the event that Landlord so elects, and Tenant fails to remove such improvements, Landlord may remove such improvements at Tenant’s cost, and Tenant shall pay Landlord on demand the cost of restoring the Premises to Building Standard.

13.	Use of Electrical Services by Tenant.

The Premises are designed to provide standard office electrical facilities and standard office lighting. Tenant shall not use any electrical equipment which in Landlord’s reasonable opinion will overload the wiring installations or interfere with the reasonable use thereof by Landlord or by other tenants in the building. Tenant’s use of electrical service is generally as set out below:

(a)	Tenant’s electrical equipment shall be restricted to that equipment which individually does not have a rated capacity greater than .5 kilowatts per hour and/or require voltage other than 120/208 volts, single phase. Collectively, Tenant’s equipment shall not have an electrical design load greater than an average of 3 watts per square foot.

(b)	Tenant’s lighting shall not have a design load greater than an average of 2 watts per square foot.

(c)	If Tenant’s consumption of electrical services exceeds either the rated capacities and/or design loads as per Paragraphs 13(a) and 13(b), or generates heat in excess of that Landlord’s air conditioning system is designed to handle then Tenant shall remove such equipment and/or lighting to achieve compliance within ten (10) days after receiving notice from Landlord, or upon receiving Landlord’s prior written approval, which consent shall not be unreasonably withheld, conditioned or delayed such equipment and/or lighting may remain in the premises, subject to the following:

(1)	Tenant shall pay for all costs of installation and maintenance of submeters, wiring, additional air conditioning systems and other items required by Landlord, in Landlord’s discretion, to accommodate Tenant’s excess design loads and capacities or heat production.

(2)	Tenant shall pay to Landlord, upon demand, the cost of the excess demand and consumption of electrical service at rates determined by Landlord (which rates shall be in accordance with any applicable laws) as well as all costs of operating additional air conditioning systems deemed necessary by Landlord on account of Tenant’s excess consumption.

(3)	Landlord may, at its option, upon not less than thirty (30) days’ prior written notice to Tenant, discontinue the availability of such extraordinary utility service. If Landlord gives any such notice, Tenant will contract directly with such public utility for the supplying of such utility service to the Premises.

14.	Parking.

During the term of this Lease, Tenant shall have the non-exclusive use in common with Landlord, other tenants of the Building, their guests and invitees, of the non-reserved common automobile parking areas, driveways, and footways, subject to rules and regulations for the use thereof as prescribed from time to time by Landlord. Landlord reserves the right to designate parking areas within the Project or in reasonable proximity thereto, for Tenant and Tenant’s agents and employees. Tenant shall provide Landlord with a list of all license numbers for the cars owned by Tenant, its agents and employees. In the event that Tenant, its agents and employees, park on portions of the Common Area other than those assigned to Tenant, Landlord reserves the right to charge Tenant an additional rental hereunder of Ten Dollars ($10.00) for each such occurrence. All structured parking located within the Project is reserved for tenants of the Project who rent such parking spaces. Tenant hereby leases from Landlord forty (40) spaces in such structural parking area, such spaces to be on a first come-first served basis.

15.	Laws and Regulations.

Tenant agrees to comply with all applicable laws, ordinances, rules, and regulations of any governmental entity or agency having jurisdiction of the Premises.

16.	Building Rules.

Tenant will comply with the rules of the Building and the Project adopted and altered by Landlord from time to time and will cause all of its agents, employees, invitees and visitors to do so; all changes to such rules will be sent by Landlord to Tenant in writing. The initial rules for the Project being attached hereto as Exhibit D and incorporated herein for all purposes.

17.	Entry by Landlord.

So long as Tenant’s business is not unreasonably disrupted, Tenant agrees to permit Landlord or its agents or representatives to enter into and upon any part of the Premises at all reasonable hours (and in emergencies at all times), upon reasonable notice to inspect the same, or to show the Premises to prospective purchasers, mortgagees, or insurers (and during the last six (6) months of this Lease, prospective tenants), to clean or make repairs, alterations or additions thereto, and Tenant shall not be entitled to any abatement or reduction of rent by reason thereof.

18.	Assignment and Subletting.

Tenant shall not voluntarily, involuntarily, or by operation of law, assign this Lease in whole or in part, nor sublet all or any part of the Premises without following the procedures detailed herein and the prior written consent of Landlord in each instance, which consent may not be unreasonably withheld, conditioned or delayed. The consent by Landlord to any assignment or subletting shall not constitute a waiver of the necessity for such consent in any subsequent assignment or subletting. The foregoing shall be construed to include a prohibition against any assignment or subletting by operation of law. Any profit received by Tenant pursuant to a sublease of all or a part of the Premises shall be divided equally between Landlord and Tenant. Profit shall be defined as any amounts received by Tenant under the sublease or assignment in excess of what Tenant owes Landlord for the portion of the Premises subleased less any bona fide expenses incurred by Tenant in entering into the Sublease (including, but not limited to, leasing commissions, tenant improvement costs and attorneys’ fees). Tenant shall provide accountings to Landlord of all monies and consideration received under any sublease or assignment and pay over to Landlord, Landlord’s share of the Profit, if any, from the prior month, along with Tenant’s monthly payment of Base Rental or in the case of an assignment of the Lease in its entirety, to cancel and terminate this Lease.

In the event that Tenant receives a bona fide written offer from a third party for the sublease or assignment of the Premises, Tenant shall forthwith notify Landlord in writing attaching a copy of said offer, of Tenant’s desire to sublet or assign this Lease upon the terms of said offer, whereupon Landlord shall have ten (10) business days to accept or reject said assignment or sublease.

Notwithstanding any assignment or sublease, Tenant shall remain fully liable on this Lease and shall not be released from performing any of the terms, covenants and conditions hereof. If Tenant is a corporation, any sale, transfer or other disposition of fifty-one percent (51%) or more of the corporate stock shall be deemed to be an assignment.

Notwithstanding the foregoing restrictions, Tenant may assign all or any portion of the Premises or assign this Lease to any entity which is the parent of Tenant (owning at least 70% of the ownership interests of Tenant) or which is a subsidiary of Tenant (i.e., an entity in which Tenant owns at least 70% of the beneficial ownership interests) or an affiliate of Tenant (i.e., an entity whose direct or indirect parent entity owns directly or indirectly at least 70% of the beneficial ownership interests in Tenant) without Landlord’s consent, provided that subtenant’s/assignee’s performance under this Lease is guaranteed by Tenant.

Landlord shall have the right to sell, convey, transfer or assign all or any part of its interest in the real property and the buildings of which the Premises are a part or its interest in this Lease. All covenants and obligations of Landlord under this Lease shall cease upon the execution of such conveyance, transfer or assignment, but such covenants and obligations shall run with the land and shall be binding upon the subsequent owner or owners thereof or of this Lease.

19.	Mechanic’s Liens.

Tenant will not cause any mechanic’s lien or liens to be placed upon the Premises or the Building and nothing in this Lease shall be deemed or construed in any way as constituting the consent or request of Landlord, express or implied, by inference or otherwise, to any person for the performance of any labor or the furnishing of any materials to the Premises, or any part thereof, nor as giving Tenant any right, power, or authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to any mechanics’ or other liens against the Premises. In the event any such lien is attached to the Premises, then, in addition to any other right or remedy of Landlord, Landlord may, but shall not be obligated to, discharge the same. Any amount paid by Landlord for any of the aforesaid purposes shall be paid by Tenant to Landlord on demand as additional rent.

20.	Insurance.

(a)	Landlord shall maintain fire and extended coverage insurance on the Building and the Premises in such amounts as Landlord’s mortgagees shall require payable solely to Landlord or the mortgagees of Landlord as their interests shall appear. Landlord’s insurance shall cover the Landlord funded Improvements constructed with the Tenant Improvement Allowance up to the amount of the allowance. Tenant shall maintain at its expense, in an amount equal to full replacement cost, fire and extended coverage insurance on all of its personal property, including removable trade fixtures, located in the Premises and in such additional amounts as are required to meet Tenant’s obligations pursuant to Paragraph 24 hereof. Tenant shall, at Landlord’s request from time to time, provide Landlord with current certificates of insurance evidencing Tenant’s compliance with this Paragraph 20(a). Tenant shall obtain the agreement of Tenant’s insurers to notify Landlord that a policy is due to expire at least ten (10) days prior to such expiration.

(b)	Tenant and Landlord shall, each at its own expense, maintain a policy or policies of comprehensive general liability insurance with respect to the respective activities of each in the Project with the premiums thereon fully paid on or before due date, issued by and binding upon some insurance company approved by Landlord, such insurance to afford minimum protection of not less than $3,000,000 combined single limit coverage of bodily injury, property damage or combination thereof. Landlord shall be listed as an additional insured on Tenant’s policy or policies of comprehensive general liability insurance, and Tenant shall provide Landlord with current Certificates of Insurance evidencing Tenant’s compliance with this

Paragraph 20(b). Tenant shall obtain the agreement of Tenant’s insurers to notify Landlord that a policy is due to expire at least (10) days prior to such expiration. Landlord shall not be required to maintain insurance against thefts within the Premises, the Building or the Project generally.

21.	Property Taxes.

Landlord agrees (subject to the provisions of Paragraph 6 hereof) to pay all ad valorem taxes levied against the Project, but Tenant shall be liable for all taxes levied against personal property and trade fixtures placed by Tenant in the Premises. If any taxes for which Tenant is liable under this Paragraph are levied against Landlord or Landlord’s property and if Landlord elects to pay the same or if the assessed value of Landlord’s property is increased by inclusion of personal property and trade fixtures placed by Tenant in the Premises and Landlord elects to pay the taxes based on such increase, Tenant shall pay to Landlord upon demand that part of such taxes for which Tenant is liable hereunder.

22.	Indemnity.

Each party shall not be liable to the other party, or to such party’s agents, servants, employees, customers, or invitees for any injury to person or damage to property caused by any act, omission, or neglect of the other party, its agents, servants, or employees, invitees, licensees or any other person entering the Project or arising out of the use of the Premises or Project and the conduct of each party’s business or out of a default in the performance of its obligations hereunder. Each party hereby indemnifies and holds the other party harmless from all liability and claims for any such damage or injury.

23.	Waiver of Subrogation Rights.

Anything in this Lease to the contrary notwithstanding, Landlord and Tenant each hereby waive any and all rights of recovery, claim, action, or cause of action, against the other, its agents, officers, or employees, for any loss or damage that may occur to the Premises, or any improvements thereto, or the Building of which the Premises are a part, or any improvements thereto, or any personal property of such party therein, by reason of fire, the elements, or any other cause(s) which are insured against under the terms of the standard fire and extended coverage insurance policies referred to in Paragraph 20 hereof, regardless of cause or origin, including negligence of the other party hereto, its agents, officers, or employees.

24.	Casualty Damage.

If the Premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give prompt written notice thereof to Landlord. In case the Building shall be so damaged that substantial alteration or reconstruction of the Building shall, in Landlord’s sole opinion, be required (whether or not the Premises shall have been damaged by such casualty) or in the event any mortgagee of Landlord’s should require that the insurance proceeds payable as a result of a casualty be applied to the payment of the mortgage debt or in the event of any material uninsured loss to the Building, Landlord may, at its option, terminate this Lease by notifying Tenant in writing of such termination within ninety (90) days after the date of such damage. If Landlord does not thus elect to terminate this Lease, Landlord shall commence and proceed with reasonable diligence to restore the Building to substantially the same condition in which it was immediately prior to the happening of the casualty, except that Landlord’s obligation to restore shall not exceed the scope of the work required to be done by Landlord at Landlord’s expense in originally constructing the Building and installing the Improvements, nor shall Landlord be required to spend for such work an amount in excess of the insurance proceeds actually received by Landlord as a result of the casualty. When the portions of Premises originally furnished at Landlord’s expense have been restored by Landlord, Tenant shall, at Tenant’s expense, complete the restoration of the Premises, including the reconstruction of all improvements in excess of those Improvements originally installed at Landlord’s expense, and the restoration of Tenant’s furniture and equipment. Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from such damage or the repair thereof, except that, subject to the provisions of the next sentence, Landlord shall allow Tenant a fair diminution of rent during the time and to the extent the Premises are unfit for occupancy.

25.	Condemnation.

If the whole or substantially the whole of the Building or the Premises should be taken for any public or quasi-public use, by right of eminent domain or otherwise or should be sold in lieu of condemnation, then this Lease shall terminate as of the date when physical possession of the Building or the Premises is taken by the condemning authority. If less than the whole or substantially the whole of the Building or the Premises is thus taken or sold, Landlord (whether or not the Premises are affected thereby) may terminate this Lease by giving written notice thereof to Tenant; in which event this Lease shall terminate as of the date when physical possession of such portion of the Building or Premises is taken by the condemning authority. If this Lease is not so terminated upon any such taking or sale, the Base Rental payable hereunder shall be diminished by an equitable amount, and Landlord shall, to the extent Landlord deems feasible, restore the Building and the Premises to substantially their former condition, but such work shall not exceed the scope of the work done by Landlord in originally constructing the Building and the Improvements, nor shall Landlord in any event be required to spend for such work an amount in excess of the amount received by Landlord as compensation for such damage. All amounts awarded upon a taking of any part or all of the Building or the Premises shall belong to Landlord and Tenant shall not be entitled to and expressly waives all claim to any such compensation. Landlord, however, will allow Tenant to make a claim for compensation directly to the condemning authority provided the same does not reduce or diminish Landlord’s claim.

26.	Damages From Certain Causes.

Landlord shall not be liable to Tenant for any loss or damage to any property or person occasioned by theft, fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition, or order of governmental body or authority or by any other cause beyond the control of Landlord. Nor shall Landlord be liable for any damage or inconvenience which may arise through repair or alteration of any part of the Building or Premises.

27.	Events of Default/Remedies.

(a)	The following events shall be deemed to be events of default by Tenant under this Lease: (i) Tenant shall fail to comply with any provisions of this Lease or any other agreement between Landlord and Tenant all of which terms, provisions and covenants shall be deemed material and such failure shall continue, if default in payment of Base Rental or any other sums due hereunder for five (5) business days after written notice to Tenant, and if such default is a non-monetary default it shall continue for thirty (30) days following written notice thereof to Tenant; notwithstanding the foregoing, Landlord shall be required to provide Tenant with notice of monetary default no more frequently than once in any twelve (12) calendar month period and no more than three (3) times total during the Lease Term and following such one notice in any twelve (12) calendar month period or three (3) such notices during the Lease Term, Tenant shall be deemed in default as to any further failure to pay Base Rental or other sums when due during such period, without any notice or demand being required(ii) the leasehold hereunder demised shall be taken on execution or other process of law in any action against Tenant; (iii) Tenant shall fail to promptly move into and take possession of the Premises when the Premises are ready for occupancy or shall cease to do business in or abandon any substantial portion of the Premises without written notice to Landlord; (iv) Tenant shall become insolvent or unable to pay its debts as they become due, or Tenant notifies Landlord that it anticipates either condition; (v) Tenant takes any action to, or notifies Landlord that Tenant intends to file a petition under any section or chapter of the National Bankruptcy Act, as amended, or under any similar law or statute of the United States or any State thereof; or a petition shall be filed against Tenant under any such statute or Tenant or any creditor of Tenant’s notifies Landlord that it knows such a petition will be filed or Tenant notifies Landlord that it expects such a petition to be filed; or (vi) a receiver or trustee shall be appointed for Tenant’s leasehold interest in the Premises or for all or a substantial part of the assets of Tenant.

(b)	Upon the occurrence of any event or events of default by Tenant, whether enumerated in this Paragraph or not, and following the expiration of any cure period, when applicable, without cure of such default, Landlord shall have the option to pursue any one or more of the following remedies without any further notice or demand for possession whatsoever (and without limiting the generality of the foregoing, Tenant hereby specifically waives any and all further notices or demand requirements imposed by applicable law): (i) terminate this Lease in which event Tenant shall immediately surrender the Premises to Landlord; (ii) terminate Tenant’s right to occupy the Premises and re-enter and take possession of the Premises (without terminating this Lease); (iii) enter upon the Premises and do whatever Tenant is obligated to do under the terms of this Lease; and Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action; and (iv) exercise all other remedies available to Landlord at law or in equity, including, without limitation, injunctive relief of all varieties. Notwithstanding the foregoing, as to an event of default, Tenant shall not be in default under this Lease until Tenant shall have received written notice of the non-monetary default and thirty (30) days to cure the same as provided in 27(a) above.

In the event Landlord elects to re-enter or take possession of the Premises after Tenant’s default, Tenant hereby waives notice of such re-entry or repossession and of Landlord’s intent to re-enter or take possession. Landlord may, without prejudice to any other remedy which he may have for possession or arrearages in rent, expel or remove Tenant and any other person who may be occupying said Premises or any part thereof. In addition, the provisions of Paragraph 29 hereof shall apply with respect to the period from and after the giving of notice of such termination to Tenant. All Landlord’s remedies shall be cumulative and not exclusive. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default.

(c)	This Paragraph 27 shall be enforceable to the maximum extent not prohibited by applicable law, and the unenforceability of any portion thereof shall not thereby render unenforceable any other portion. To the extent any provision of applicable law requires some action by Landlord to evidence or effect the termination of this Lease or to evidence the termination of Tenant’s right of occupancy, Tenant and Landlord hereby agree that thirty (30) days written notice from Landlord that comes to the attention of Tenant, its agents, servants or employees, which reflects Landlord’s intention to terminate, shall be sufficient to evidence and effect the termination herein provided for.

(d)	Landlord shall be in default hereunder in the event Landlord has not begun and pursued with reasonable diligence the cure of any failure of Landlord to meet its obligations hereunder within thirty (30) days of the receipt by Landlord of written notice from Tenant of the alleged failure to perform. In addition, Tenant agrees to give any Mortgagees and/or Trust Deed Holders by Registered Mail, a copy of any Notice of Default served upon the Landlord, provided that prior to such notice Tenant has been notified, in writing, (by way of Notice of Assignment of Rents and Leases, or otherwise) of the address of Such Mortgagees and/or Trust Deed Holders. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then the Mortgagees and/or Trust Deed Holders shall have an additional) forty-five (45) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary if within such forty-five (45) days, any Mortgagee and/or Trust Deed Holder has commenced and is diligently pursuing the remedies necessary to cure such default, (including but not limited to commencement of foreclosure proceedings, if necessary to effect sure cure) in which event this lease shall not be terminated while such remedies are being so diligently pursued.

28.	Peaceful Enjoyment.

Tenant shall, and may peacefully have, hold, and enjoy the Premises, subject to the other terms hereof, provided that Tenant pays the rent and other sums herein recited to be paid by Tenant and performs all of Tenant’s covenants and agreements herein contained. This covenant and any and all other covenants of Landlord shall be binding upon Landlord and its successors only with respect to breaches occurring during its or their respective periods of ownership of the Landlord’s interest hereunder.

29.	Holding Over.

In the event of holding over by Tenant after expiration or other termination of this Lease or in the event Tenant continues to occupy the Premises after the termination of Tenant’s right of possession pursuant to Paragraph 27(b) (ii) hereof, Tenant shall, throughout the entire hold over period, pay rent equal on a per diem basis, to 150% of the Base Rental and additional Base Rental which would have been applicable had the term of this Lease continued through the period of such holding over by Tenant. No holding over by Tenant after the expiration of the term of this Lease shall be construed to extend the term of the Lease.

30.	Subordination to Mortgage.

Tenant accepts this Lease subject and subordinate to any mortgage, deed of trust or other lien presently existing or hereafter arising upon the Premises, upon the Building or upon the Project as a whole, and to any renewals, refinancing and extensions thereof, but Tenant agrees that any such mortgagee shall have the right at any time to subordinate such mortgage, deed of trust or other lien to this Lease on such terms and subject to such conditions as such mortgagee may deem appropriate in its discretion. Landlord is hereby irrevocably vested with full power and authority to subordinate this Lease to any mortgage, deed of trust or other lien now existing or hereafter placed upon the Premises, the Building or the Project as a whole, and upon receipt of a Non-Disturbance Agreement, Tenant agrees upon demand to execute such further instruments subordinating this Lease or attorning to the holder of any such liens as Landlord may request. Tenant agrees that it will from time to time upon request by Landlord execute and deliver to such persons as Landlord shall request a statement in recordable form certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as so modified), stating the dates to which rent and other charges payable under this Lease have been paid, stating that Landlord is not in default hereunder (or if Tenant alleges a default stating the nature of such alleged default) and further stating such other matters as Landlord shall reasonably require.

Tenant agrees to give any Mortgagees and/or Trust Deed Holders by Registered Mail, a copy of any Notice of Default served upon the Landlord, provided that prior to such notice Tenant has been notified, in writing, (by way of Notice of Assignment of Rents and Leases, or otherwise) of the address of Such Mortgagees and/or Trust Deed Holders. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then the Mortgagees and/or Trust Deed Holders shall have an additional forty-five (45) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary if within such forty-five (45) days, any Mortgagee and/or Trust Deed Holder has commenced and is diligently pursuing the remedies necessary to cure such default, (including but not limited to commencement of foreclosure proceedings, if necessary to effect such cure) in which event this Lease shall not be terminated while such remedies are being so diligently pursued.

31.	Attorneys’ Fees.

In the event either party defaults in the performance of any of the terms of this Lease and the other party employs an attorney in connection therewith, the defaulting party agrees to pay the prevailing party’s reasonable attorneys’ fees if such award of attorneys’ fees is permitted by law.

32.	No Implied Waiver.

The failure of either party to insist at any time upon the strict performance of any covenant or agreement or to exercise any option, right, power or remedy contained in this Lease shall not be construed as a waiver or a relinquishment thereof for the future. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installment of rent due under this Lease shall be deemed to be other than on account of the earliest rent due hereunder, nor shall any endorsement or statement on any check or any letter accompanying any check or payment of rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord’s right to recover the balance of such rent or pursue any other remedy in this Lease provided.

33.	Personal Liability.

The liability of Landlord to Tenant for any default by Landlord under the terms of this Lease shall be limited to the interest of Landlord in the Building and the land on which the Building is situated and Tenant agrees to look solely to Landlord’s interest in the Building and the land on which the Building is situated for the recovery of any judgment from the Landlord, it being intended that Landlord shall not be personally liable for any judgment or deficiency.

34.	Estoppel Certificate.

Subject to the terms and conditions of this paragraph, Tenant agrees to execute that certain agreement entitled Tenant Estoppel Certificate attached hereto as Exhibit F and incorporated herein by reference at such time as Landlord may request same of Tenant. Landlord specifically reserves the right from time to time, to amend, modify or otherwise revise said document.

35.	Security Deposit.

The Security Deposit shall be held by Landlord without liability for interest and as security for the performance by Tenant of Tenant’s covenants and obligations under this Lease, it being expressly understood that the Security Deposit shall not be considered an advance payment of rental or a measure of Landlord’s damages in case of default by Tenant. Unless otherwise provided by mandatory non-waivable law or regulation, Landlord may commingle the Security Deposit with Landlord’s other funds. Landlord may, from time to time, without prejudice to any other remedy, use the Security Deposit to the extent necessary to make good any arrearages of rent or to satisfy any other covenant or obligation of Tenant hereunder. Following any such application of the Security Deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount. If Tenant is not in default at the termination of this Lease, the balance of the Security Deposit remaining after any such application shall be returned by Landlord to Tenant. If Landlord transfers its interest in the Premises during the term of this Lease, Landlord may assign the Security Deposit to the transferee, subject to the terms and conditions of this paragraph, and thereafter shall have no further liability for the return of such Security Deposit.

36.	Notice.

Any notice in this Lease provided for must, unless otherwise expressly provided herein, be in writing, and may, unless otherwise in this Lease expressly provided, be given or be served by depositing the same in the United States mail, postpaid and certified and addressed to the party to be notified, with return receipt requested, or by delivering the same in person to an officer of such party, or by overnight delivery, addressed to the party to be notified at the address stated in this Lease (if to Tenant at 165 Madison Avenue, Suite 1100, Memphis, Tennessee 38103 Attention: Senior Asset Manager), or such other address notice of which has been given to the other party. Notice deposited in the mail in the manner hereinabove described shall be effective from and after the expiration of three (3) days after it is so deposited.

37.	Severability.

If any term or provisions of this Lease, or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law.

38.	Recordation.

Tenant agrees not to record this Lease.

39.	Governing Law.

This Lease and the rights and obligations of the parties hereto shall be interpreted, construed, and enforced in accordance with the laws of the State of Kansas.

40.	Force Majeure.

Whenever a period of time is herein prescribed for the taking of any action by Landlord, Landlord shall not be liable or responsible for, and there shall be excluded from the computation of such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions, or any other cause whatsoever beyond the control of Landlord.

41.	Relocation.

In the event the Premises contain 2,500 square feet of Net Rentable Area or less, Landlord shall be entitled to cause Tenant to relocate from the Premises to a comparable space (a “Relocation Space”) within the Building at any time after reasonable written notice of Landlord’s election not in excess of ninety (90) days is given to Tenant. Any such relocation shall be entirely at the expense of Landlord or the third party tenant replacing Tenant in the Premises. Such a relocation shall not terminate or otherwise affect or modify this Lease except that from and after the date of such relocation, “Premises” shall refer to the Relocation Space into which Tenant has been moved, rather than the original Premises as herein defined.

42.	Time of Performance.

Except as expressly otherwise herein provided, with respect to all required acts of Tenant, time is of the essence of this Lease.

43.	Transfers by Landlord.

Landlord shall have the right to transfer and assign, in whole or in part, all its rights and obligations hereunder and in the Building, Project and property referred to herein, and in such event and upon such transfer Landlord shall be released from any further obligations hereunder, and Tenant agrees to look solely to such successor in interest of Landlord for the performance of such obligations.

44.	Commissions.

Landlord and Tenant hereby indemnify and hold each other harmless against any loss, claim, expense or liability with respect to any commissions or brokerage fees claimed on account of the execution and/or renewal of this Lease due to any action of the indemnifying party.

45.	Agency Disclosure.

Grubb & Ellis/The Winbury Group (Licensee) has notified Tenant that it is acting as agent of the Landlord with the duty to represent Landlord’s interest and that Landlord is paying Licensee a commission. Licensee is not the agent of the Tenant and any information given to Licensee by Tenant or its agent will be disclosed to Landlord.

46.	Effect of Delivery of This Lease.

Landlord has delivered a copy of this Lease subject to review by Landlord’s Lender or Mortgagee and is expressly contingent upon such Lender or Mortgagee approving the terms hereof. This Lease shall not be effective until an executed copy is signed by both Landlord and Tenant, is approved by such Lender or Mortgagee and delivered to and accepted by Landlord.

47.	Exhibits.

Exhibits A, B, C, C-1, D, E, F, G and H are attached hereto and incorporated herein and made a part of this Lease for all purposes.

48.	Landlord’s Lien. Intentionally deleted.

49.	Licensee’s Interest.

The parties hereto acknowledge that (1) The Winbury Group is the listing agent for the Building; (2) The Winbury Group and its agents hold real estate licenses in the state of Kansas and Missouri; and (3) certain employees of The Winbury Group have an ownership in the Building.

50.	Environmental.

(a)	Landlord’s Representations

As of the date of this Lease, Landlord represents to Tenant, to the best of Landlord’s knowledge, that Landlord will not and has not disposed, stored or used Hazardous Substances (as hereinafter defined) in the Building, other than those that are in compliance with law.

(b)	Tenant’s Representations, Warranties and Covenants

(1)	Tenant represents, warrants and covenants that (1) the Premises will not be used for any dangerous, noxious or offensive trade or business and that it will not cause or maintain a nuisance there, (2) it will not bring, generate, treat, store, use or dispose of Hazardous Substances at the Premises, (3) it shall, at all times, comply with all Environmental Laws (as hereinafter defined) and shall cause the Premises to comply, and (4) Tenant will keep the Premises free of any lien imposed pursuant to any Environmental Laws and attributable to Tenant.

(2)	Premises for purposes of this Article shall mean the Building and the property including parking areas.

(3)	Reporting Requirements - Tenant warrants that it will promptly deliver to the Landlord, (i) copies of any documents received from the United States Environmental Protection Agency and/or any state, county or municipal environmental or health agency concerning the Tenant’s operations upon the Premises; and (ii) copies of any documents submitted by the Tenant to the United States Environmental Protection Agency and/or any state, county or municipal environmental or health agency concerning its operations on the Premises including, but not limited to, copies of permits, licenses, annual filings, registration forms and, (iii) upon the request of Landlord, Tenant shall provide Landlord with evidence of compliance with Environmental Laws.

(4)	Termination, Cancellation, Surrender - At the expiration or earlier termination of this Lease, Tenant shall surrender the Premises to Landlord free of any and all Hazardous Substances and in compliance with all Environmental Laws, except to the extent not attributable to Tenant. Landlord may require a clean site certification, environmental audit or site assessment, such certification, audit or assessment to be at Landlord’s expense unless clear and convincing evidence of environmental violations by Tenant is presented.

(c)	Landlord’s Right of Access & Inspection

(1)	Upon reasonable notice at reasonable times and so long as Tenant’s business is not unreasonably disrupted, Landlord shall have the right but not the obligation, at all times during the term of this Lease to (i) enter upon and inspect the Premises, (ii) conduct tests and investigations and take samples to determine whether Tenant is in compliance with the provisions of this Article, and (ii) request lists of all Hazardous Substances used, stored or located on the Premises; the cost of all such inspections, tests and investigations to be borne by Landlord unless clear and convincing evidence of environmental violations by Tenant is presented.

(2)	Promptly upon the written request of Landlord, from time-to-time, Tenant shall provide Landlord, at Landlord’s expense, with an environmental site assessment or environmental audit report prepared by an environmental engineering firm acceptable to Landlord to assess with a reasonable degree of certainty the presence or absence of any Hazardous Substances and the potential costs in connection with abatement, cleanup, or removal of any Hazardous Substances found on, under, at, or within the Premises. Tenant will cooperate with Landlord and allow Landlord and Landlord’s representatives access to any and all parts of the Premises and to the records of Tenant with respect to the Premises for environmental inspection purposes at any time. In connection therewith, Tenant hereby agrees that Landlord or Landlord’s representatives may perform any testing upon or of the Premises that Landlord deems reasonably necessary for the evaluation of environmental risks, costs, or procedures, including soils or other sampling or coring.

(d)	Violations - Environmental Defaults

(1)	Tenant shall give to Landlord immediate verbal and follow-up written notice of any actual or threatened spills, releases or discharges of Hazardous Substances on the Premises caused by the acts or omissions of Tenant or its agents, employees, representatives, invitees, licensees, subtenants, customers or contractors. Tenant covenants to promptly investigate, clean up and otherwise remediate any spill, release or discharge of Hazardous Substances caused by the acts or omissions of Tenant or its agents, employees, representatives, invitees, licensees, subtenants, customers or contractors at Tenant’s sole cost and expense; such investigation, clean up and remediation to be performed in accordance with all Environmental Laws and to the satisfaction of Landlord and after Tenant has obtained Landlord’s written consent. Tenant shall return the Premises to the condition existing prior to the introduction of any such Hazardous Substances.

(2)

In the event of (1) a violation of an environmental law, (2) a release, spill or discharge of a hazardous substance on or from the Premises, or (3) the discovery of an environmental condition requiring response which violation, release, or condition is attributable to the acts or omissions of Tenant, its agents, employees, representatives, invitees, licensees, subtenants, customers, or contractors, or (4) an emergency environmental condition (collectively “Environmental Defaults”), Landlord shall have the right, but not the obligation, to immediately enter the Premises, to supervise and approve any actions taken by Tenant to address the violation, release or environmental condition; and in the event Tenant fails to immediately address such violation, release, or environmental condition, or if the Landlord deems it necessary, then Landlord may perform any lawful actions necessary to address the violation, release, or environmental condition, which lawful actions shall be at Tenant’s expense to the extent, but only to the extent, that such violation, release, or environmental condition is attributable to the acts or omissions of Tenant, its agents, employees, representatives, invitees, licensees, subtenants, customers, or contractors,.

(3)	Landlord has the right, but not the obligation, to cure any Environmental Defaults attributable to the acts or omissions of Tenant, its agents, employees, representatives, invitees, licensees, subtenants, customers, or contractors,, has the right to suspend some or all of the operations of the Tenant until it has determined to its sole satisfaction that appropriate measures have been taken, and has the right to terminate the Lease upon the occurrence of an Environmental Default attributable to the acts or omissions of Tenant, its agents, employees, representatives, invitees, licensees, subtenants, customers, or contractors, subject to the provisions of Paragraph 27 above.

(e)	Additional Rent

Any expenses which the Landlord incurs, which are to be at Tenant’s expense pursuant to this Article, will be considered Additional Rent under this Lease and shall be paid by Tenant on demand by Landlord.

(f)	Assignment and Subletting

Notwithstanding anything to the contrary in this Lease, Landlord may condition its approval of any assignment or subletting by Tenant to an assignee or subtenant that in the reasonable judgment of the Landlord does not create any additional environmental exposure.

(g)	Indemnification

(1)	Each party (the “Indemnifying Party”) shall indemnify, defend (with counsel approved by such party) and hold the other party and its affiliates, shareholders, directors, officers, employees and agents (the “Indemnified Parties”) harmless from and against any and all claims, judgments, damages (excluding consequential damages), penalties, fines, liabilities, losses, suits, administrative proceedings, costs and expenses of any kind or nature, known or unknown, contingent or otherwise, which arise out of or are in any way related to the acts or omissions, occurring at any time during the term of this Lease or Tenant’s occupancy of the Premises, of the Indemnifying Party, its agents, employees, representatives, invitees, licensees, subtenants, customers or contractors (including, but not limited to, reasonable attorneys’, consultant, laboratory and expert fees) related to the use, presence, transportation, storage, disposal, spill, release or discharge of Hazardous Substances on or about the Premises or the Property.

(h)	Definitions

(1)	“Hazardous Substance” means, (i) asbestos and any asbestos containing material and any substance that is then defined or listed in, or otherwise classified pursuant to, any Environmental Laws or any applicable laws or regulations as a “hazardous substance”, “hazardous material”, “hazardous waste”, “infectious waste”, “toxic substance”, “toxic pollutant” or any other formulation intended to define, list, or classify substances by reason of deleterious properties such as ignitability, corrosivity, reactivity, carcinogenicity, toxicity, reproductive toxicity, or Toxicity Characteristic Leaching Procedure (TCLP) toxicity, (ii) any petroleum and drilling fluids, produced waters, and other wastes associated with the exploration, development or production of crude oil, natural gas, or geothermal resources and (iii) petroleum products, polychlorinated biphenyls, urea formaldehyde, radon gas, radioactive material (including any source, special nuclear, or by-product material), and medical waste.

(2)	“Environmental Laws” collectively means and includes all present and future laws and any amendments (whether common law, statute, rule, order, regulation or otherwise), permits, and other requirements or guidelines of governmental authorities applicable to the Premises and relating to the environment and environmental conditions or to any Hazardous Substance (including, without limitation, CERCLA 42 U.S.C. § 9601, et seq.; the Resource Conservation and Recovery Act of 1976, 42 U.S.C. § 6901, et seq., the Hazardous Materials Transportation Act, 49 U.S.C. § 1801, et seq., the Federal Water Pollution Control Act, 33 U.S.C. § 1251 et seq., the Clean Air Act, 33 U.S.C. § 7401, et seq., the Clean Air Act, 42 U.S.C. § 741, et seq., the Toxic Substances Control Act, 15 U.S.C. § 2601-2629, the Safe Drinking Water Act, 42 U.S.C. § 300f-300j, the Emergency Planning and Community Right-To-Know Act, 42 U.S.C. § 1101, et seq., and any so-called “Super Fund” or “Super Lien” law, any law requiring the filing of reports and notices relating to Hazardous Substances, Environmental Laws administered by the Environmental Protection Agency, and any similar state and local laws and regulations, all amendments thereto and all regulations, orders, decisions, and decrees now or hereafter promulgated thereunder concerning the environment, industrial hygiene or public health or safety.)

(i)	Survival

The provisions of this Article shall survive the expiration or earlier termination of this Lease.

51.	Right of First Offer.

Provided that no Default then exists hereunder and subject to any lease renewal rights of existing tenants or rights of first offer of existing tenants which predate Tenant’s Right of First Offer and are in effect as of the date of this Lease with respect to the First Right Space (hereinafter defined), Tenant shall have a Right of First Offer to lease all or a part of the unleased space located on the 5th floor of the Building as shown on Exhibit G attached hereto and identified thereon as the “First Right Space”. At such time as Landlord intends to offer for lease all or a part of the First Right Space, Landlord shall notify Tenant in writing of such intent and the terms under which Landlord intends to offer the First Right Space (the “Offer Notice”). The Offer Notice shall prescribe that the Base Rental for the First Right Space shall be the then current market rate. The determination of the then current market rate shall include all concessions, commissions and other forms of inducements being offered to tenants of similar size and credit in Class A buildings along College Boulevard (west of Nall and east of Overland Parkway) in Overland Park, Kansas. Tenant shall notify Landlord within ten (10) days following its receipt of the Offer Notice whether or not Tenant elects to lease the applicable First Right Space. In the event Tenant does not affirmatively notify Landlord in writing of Tenant’s election to lease the First Right Space within said ten (10) day period, Tenant shall be deemed to have declined the opportunity to rent the First Right Space and Landlord shall then be free to rent the First Right Space to any third party upon such terms as may be acceptable to Landlord in its sole discretion (but in no case more favorable to such third party than the terms of the Offer Notice) without any further notice to Tenant. If Landlord has not thereafter leased the First Right Space within six (6) months of when Tenant declined (or was deemed to have declined) the opportunity to rent the First Right Space, then Landlord shall again be required to give an Offer Notice to the Tenant before leasing the First Right Space (provided that at such time no Default then exists hereunder and subject to any lease renewal rights or rights of first offer of existing tenants with priority as to Tenant’s Right of First Offer with respect to the First Right Space). Tenant shall receive a Tenant Improvement Allowance on the First Right Space in a dollar per square foot amount equal to the percentage of the then current Term of this Lease then remaining times $20.00 per square foot. Provided, if the lease of the First Right Space is subsequently renewed per the provisions of Paragraph 53 below, Tenant shall become entitled to receive any remaining Tenant Improvement Allowance of $20.00 per square foot not previously received for the First Right Space so long as Tenant first provides evidence to Landlord that such sums have been spent on remodeling, renovation or the improvement of the First Right Space. The expenditure of any Tenant Improvement Allowance pursuant to this paragraph shall be subject to the rules for disbursement of the same as set out in Section 1(m) and All of Tenant’s rights under this Section shall be ineffective if Tenant has entered into any sublease or assignment of all or a portion of the Premises, other than to a parent, subsidiary or affiliate of Tenant, and such sublease or assignment is still in effect.

52.	Right of Termination.

As long as Tenant is not in Default of any term, condition or covenant of this Lease, (unless as cured as provided for herein), Landlord hereby grants Tenant the right to terminate this Lease prior to the expiration of its initial Lease Term, for any reason whatsoever, as of the end of the 36th month of the Lease Term (the “Termination Date”) so long as (i) Tenant provides Landlord with written notice of Tenant’s exercise of its Termination Option (the “Termination Notice”) at least nine (9) months but not more than twelve (12) months prior to the Termination Date and (ii) Tenant delivers to Landlord the cancellation fee (as hereinafter defined) on or before the Termination Date.

The Cancellation Fee shall be $132,205.13 which is equal to the sum of the following components: (i) the unamortized portion of the of Tenant Improvement Allowance (originally $198,120) after thirty-six months of the sixty three month Lease; (ii) the unamortized portion of commissions (originally $59,287.41), legal fees, and free rent after, thirty-six months of the sixty-three month Lease; and (iii) a rent penalty in an amount equal to one (1) month’s Base Rental [$16,922.75]. An amortization rate of ten percent (10%) shall be applied in calculating that portion of the cancellation fee described in Items (i) and (ii) above.

53.	Option to Renew.

So long as Tenant is not then in Default under this Lease beyond the expiration of any applicable cure period, Tenant shall have the option to renew this Lease two times for additional terms of five (5) years (each a “Renewal Term”) subject to the terms set out below. Base Rental for the Premises during each Renewal Term shall be at market rate for comparable Class A office buildings along College Boulevard (west of Nall and east of Overland Parkway) in Overland Park, Kansas, to be determined considering all concessions, commissions and other forms of inducements being offered to tenants of similar size and credit in such Class A office buildings. Tenant shall exercise each such option (an “Extension Option”) by notifying Landlord in writing of Tenant’s exercise of the option not sooner than twelve (12) months and not later than nine (9) months prior to the end of the Lease Term or the first Renewal Term. Within thirty (30) days of Landlord’s receipt of Tenant’s notice of its exercise of an Extension Option, Landlord shall supply to Tenant in writing the Base Rental for the Premises during the Renewal Term. Within thirty (30) days of Tenant’s receipt of Landlord’s notification as to the Base Rental for the Premises during the Renewal Term, Tenant shall respond as follows: (a) Tenant shall notify Landlord in writing within the said thirty (30) day period that it accepts the Base Rental proposed by Landlord for the Renewal Term in which case the Renewal Term shall commence as of the end of the 63rd month of the Lease Term or the end of the 60th month of the first Renewal Term as applicable or (b) Tenant shall notify Landlord in writing within the thirty (30) day period that it rejects the Base Rental set out by Landlord for the Renewal Term in which case Tenant shall be deemed without further notice and without further agreement between Landlord and Tenant to have elected not to exercise its option for said Renewal Term and any prior exercise of the

Extension Option for that Renewal Term is deemed revoked. If Tenant fails to notify Landlord within said thirty (30) day period that it either accepts or rejects the proposed Base Rental for the Premises during such Renewal Term, then Tenant shall be deemed to have rejected the Base Rental proposed by Landlord and the Option to Terminate will expire. Notwithstanding anything to the contrary contained in this Section, if (i) Tenant shall then be in Default in the payment of Base Rent or any other charge payable under the Lease or if Tenant shall then be in Default of any of the other terms and provisions to be performed by Tenant under the Lease as of the date Tenant shall have given Landlord notice of its election to exercise its option for the Renewal Term, or (ii) Tenant fails to give Landlord written notice of its election to exercise its option for the Option Period in the time frame required above, or (iii) Tenant having given such notice thereafter defaults under the Lease prior to the expiration of the then current term, and Landlord notifies Tenant that Landlord elects to negate such notice by reason of such Default, then Tenant shall be deemed without further notice and without further agreement between Landlord and Tenant to have elected not to exercise its option for said Renewal Term. Any holding over or failure to vacate the Premises at the end of the Lease Term shall not be deemed or construed to be an exercise of the Renewal Term or any extension of the Lease. Any termination of the Lease shall terminate Tenant’s rights of further extension hereunder. The Options to Renew may not be exercised by any assignee of Tenant and the Tenant’s rights under this Section shall terminate if Tenant subleases all or substantially all of the Premises, other than to a parent, subsidiary or affiliate of Tenant. This right of renewal shall apply to First Lease Space as well as to the original Premises.

54.	Communications Devices.

Tenant shall have the non-exclusive right to, at anytime during the Lease Term, install on the roof of the Building one (1) satellite dish (which is not to exceed thirty-six inches in diameter or thirty-six inches feet in height) (hereafter a “Communications Device”). The installation of such Communication Device shall otherwise comply with the applicable building codes and ordinances and any applicable or future reasonable Rules and Regulations of Landlord, if any, and shall not interfere with the use and occupancy of other tenants in the Building or with Communications Devices which are already in place at the time of installation of Tenant’s Communication Device. Tenant shall notify Landlord prior to installing its Communication Device; access to the roof of the Building for installation of the Communication Device shall require Landlord’s assistance and Landlord shall always accompany Tenant whenever Tenant is installing, maintaining or otherwise needs access to its Communication Device installed on the roof of the Building. The installation, operation and maintenance of the Communication Device shall not damage the Building in any fashion. Tenant shall pay all costs of installation, operation, maintenance and removal of the Communication Device as well as the cost of repair of any damage to the Building caused by the installation, presence or removal of the Communications Device. No additional rent shall be due in connection with the Communications Device. Tenant shall remove the Communication Device as of the termination of the Lease. Tenant shall move or allow Landlord to move the Communications Device in the event Landlord needs or desires to repair or replace the roof or the portion thereof to which the Communications Device is attached.

IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease in multiple original counterparts as of the day and year first above written.

LANDLORD:

COMMERCE PLAZA PARTNERS II,
a Delaware Limited Partnership

Address:	By: KPERS Realty Holding #15, Inc.,
General Partner

AEW Capital Management, LP	By:	/s/ Alec Burleigh
World Trade Center East	Name:	Alec Burleigh
Two Sea Port Lane	Title:	Vice President
Boston MA 02210

TENANT:

First Horizon MSAver Resources, Inc.

By:	/s/ Thomas F. Baker
Name:	Thomas F. Baker, IV
Title:	Executive Vice President, Chief Procurement Officer

Address of Premises:
7400 West 100th Street, Suite 520
Overland Park, Kansas 66210
Address for Notices:
165 Madison Ave., Suite 1100
Attention: Senior Asset Manager
Memphis, TN 38103

EXHIBIT A

REAL PROPERTY/THE PROJECT

EXHIBIT “A”

EXHIBIT B

FLOOR PLAN OF THE PREMISES

EXHIBIT C

EXHIBIT "C"

REES
MASILIONIS
TURLEY
ARCHITECTURE
MS AVER
COMMERCE PLAZA II
PRELIMINARY
FLOOR PLAN 1
A101

EXHIBIT C-1

EXHIBIT D

Rules and Regulations

1.	Sidewalks, doorways, vestibules, halls, stairways, and similar areas shall not be obstructed nor shall refuse, furniture, boxes or other items be placed therein by Tenant or its officers, agents, servants, and employees, or used for any purpose other than ingress and egress to and from the Premises, or for going from one part of the Building to another part of the Building. Canvassing, soliciting and peddling in the Building are prohibited.

2.	Plumbing fixtures and appliances shall be used only for the purposes for which constructed, and no unsuitable material shall be placed therein. Tenant assumes the responsibility for the maintenance and repair of these fixtures and appliances including but not limited to garbage disposals, sinks, toilets, hot water heaters and dishwashers.

3.	No signs, directories, posters, advertisements, or notices shall be painted or affixed on or to any of the windows or doors, or in corridors or other parts of the Building, except in such color, size, and style, and in such places, as shall be first approved in writing by Landlord in its discretion. One building standard suite identification sign will be prepared by Landlord at Landlord’s expense. No additional signs shall be posted without Landlord’s prior written consent as to location and form, and the cost of preparing and posting such sign shall be borne solely by Tenant. Landlord shall have the right to remove all unapproved signs without notice to Tenant, at the expense of Tenant.

4.	Tenants shall not do, or permit anything to be done in or about the Building, or bring or keep anything therein, that will in any way increase the rate of fire or other insurance on the Building, or on property kept therein or otherwise increase the possibility of fire or other casualty.

5.	Landlord shall have the power to prescribe the weight and position of heavy equipment or objects which may overstress any portion of the floor. All damage done to the Building by the improper placing of such heavy items will be repaired at the sole expense of the responsible Tenant.

6.	A tenant shall notify the Building Manager when safes or other heavy equipment are to be taken in or out of the Building, and the moving shall be done after written permission is obtained from Landlord on such conditions as Landlord shall require. Any moving in or moving out of Tenant’s equipment, furniture, files, and/or fixtures shall be done only with prior written notice to Landlord, and the Landlord shall be entitled to prescribe the hours of such activity, the elevators which shall be available for such activity and shall, in addition, be entitled to place such other conditions upon Tenant’s moving activities as Landlord deems appropriate. Tenant shall bear all risk of loss relating to damage incurred with respect to Tenant’s property in the process of such a move, and in addition, shall indemnify and hold Landlord harmless as to all losses, damages, claims, causes of action, costs and/or expenses relating to personal injury or property damage sustained by Landlord or any third party on account of Tenant’s moving activities.

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7.	Corridor doors, when not in use, shall be kept closed.

8.	All deliveries must be made via the service entrance and elevators, designated by Landlord for service, if any, during normal working hours. Landlord’s written approval must be obtained for any delivery after normal working hours.

9.	Each tenant shall cooperate with Landlord’s employees in keeping Premises neat and clean.

10.	Tenants shall not cause or permit any improper noises in the Building, or allow any unpleasant odors to emanate from the Premises, or otherwise interfere, injure or annoy in any way other tenants, or persons having business with them.

11.	No animals shall be brought into or kept in or about the Building.

12.	No boxes, crates or other such materials shall be stored in hallways or other Common Areas. When Tenant must dispose of crates, boxes, etc. it will be the responsibility of Tenant to dispose of same prior to, or after the hours of 7:30 a.m. and 5:30 p.m., so as to avoid having such debris visible in the Common Areas during Normal Business Hours.

13.	No machinery of any kind, other than ordinary office machines (“such as computers, printers, copiers, and fax machines”), shall be operated on Premises without the prior written consent of Landlord, nor shall a tenant use or keep in the Building any inflammable or explosive fluid or substance, including Christmas trees and ornaments, or any illuminating materials, except candles. No space heaters shall be operated in the Building.

14.	No bicycles, motorcycles or similar vehicles will be allowed in the Building.

15.	Nothing shall be affixed to, or made to hang from the ceiling of the Premises without Landlord’s prior written consent which consent shall not be unreasonably withheld, conditioned or delayed.

16.	Landlord has the right to evacuate the Building in the event of an emergency or catastrophe.

17.	No food and/or beverages, outside of Tenant’s vending machine and refrigerator, may be sold, and distributed from Tenant’s office without approval of the Building Manager.

18.	No additional locks shall be placed upon any doors without the prior written consent of Landlord. All necessary keys shall be furnished by Landlord, and the same shall be surrendered upon termination of this Lease, and Tenant shall then give Landlord or his agent an explanation of the combination of all locks on the doors or vaults. Tenant shall initially be given two (2) keys to the Demised Premises by Landlord. No duplicates of such keys shall be made by Tenants. Additional keys shall be obtained only from Landlord, at a fee to be determined by Landlord.

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19.	Tenants will not locate furnishings or cabinets adjacent to mechanical or electrical access panels so as to prevent operating personnel from servicing such units as routine or emergency access may require. Cost of moving such furnishings for Landlord’s access will be for Tenant’s account. The lighting and air conditioning equipment of the Building will remain the exclusive charge of the Building designated personnel.

20.	Tenant shall comply with parking rules and regulations as may be posted and distributed from time to time.

21.	No portion of the Building shall be used for the purpose of lodging rooms.

22.	Vending machines or dispensing machines of any kind will not be placed in the Premises by a tenant without consent of Landlord.

23.	Prior written approval, which shall be at Landlord’s sole discretion, must be obtained for installation of window shades, blinds, drapes, or any other window treatment of any kind whatsoever (except for building standard blinds). Landlord will control all internal lighting that may be visible from the exterior of the Building and shall have the right to change any unapproved lighting, with notice to Tenant, at Tenant’s expense.

24.	No Tenant shall make any changes or alterations to any portion of the Building without Landlord’s prior written approval, which may be given on such conditions as Landlord may elect. All such work shall be done by Landlord or by contractors and/or workmen approved by Landlord, working under Landlord’s supervision.

25.	Tenants shall provide plexiglas or other pads for all chairs mounted on rollers or casters.

26.	Landlord reserves the right to rescind any of these rules and make such other and further rules and regulations as in its judgment shall from time to time be needful for the operation of the Building, which rules shall be binding upon each Tenant upon delivery to such Tenant of notice thereof in writing.

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EXHIBIT E

Parking Space Rental Agreement

This Agreement is made and entered into by and between Commerce Plaza Partners II, L.P. (“Landlord”) and First Horizon MSAvers Resources, Inc. (herein “Tenant”).

RECITALS:

A.	Landlord is “Landlord” and Tenant is “Tenant” under that certain Office Lease (the “Lease”) dated , 2005, wherein Tenant leased from Landlord certain premises (the “Premises”) located in Landlord’s office building (the “Building”) at Overland Park, Kansas.

B.	Landlord desires to grant and Tenant desires to acquire the right to use certain of the Building’s parking spaces, which spaces are either located inside or on the roof of the Building’s parking garage (the “Garage”), all upon the terms and conditions set forth below.

NOW, THEREFORE, for and in consideration of Ten Dollars ($10.00) and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.	Landlord hereby grants Tenant a license to use forty (40) parking spaces located within the Garage (herein the “Inside Parking Spaces”), and those available uncovered parking spaces located on the roof of the Garage (herein the “Outside Parking Spaces”), for the purpose of parking motor vehicles for a term commencing on , 2005, and terminating upon termination of the Lease for whatever reason. None of the Inside Parking Spaces or the Outside Parking Spaces (collectively the “Parking Spaces”) shall be individually designated and reserved parking spaces, but rather the location of such spaces shall vary dependent upon which of such spaces are occupied or vacant from time to time.

2.	Tenant hereby agrees to pay an initial rental fee of $0 per month for the Parking Spaces.

3.	All motor vehicles (including all contents thereof) shall be parked in all spaces hereunder at the sole risk of Tenant, its employees, agents, invitees and licensees, it being expressly agreed and understood that Landlord has no duty to insure any of said motor vehicles (including the contents thereof), and that Landlord is not responsible for the protection and/or security of such vehicles. Landlord shall have no liability whatsoever for any property damage and/or personal injury which might occur as a result of or in connection with the parking of said motor vehicles in any of said spaces, unless such damage is the result of the negligent act or omission of Landlord, its agents, contractors or employees and Tenant hereby agrees to indemnify and hold Landlord harmless from and against any and all costs, claims, expenses, and/or causes of action (including reasonable attorneys’ fees) which Landlord may incur in connection with or arising out of Tenant’s use of said spaces pursuant to this Agreement unless such damage is the result of the negligent act or omission of Landlord, its agents, contractors or employees.

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4.	It is further agreed that this Agreement shall not be deemed to create a bailment between the parties hereto, it being expressly agreed and understood that the only relationship created between Landlord and Tenant hereby is that of licensor and licensee, respectively.

5.	In its use of the spaces, Tenant shall follow all of the rules of the Building applicable thereto, as the same may be amended from time to time. Upon the occurrence of any breach of such rules, failure to make rental payments due hereunder or default by Tenant under the Lease or under this Agreement, Landlord shall be entitled to immediately terminate this Agreement, in which event Tenant’s right to utilize any and all of the spaces leased hereunder shall thereupon cease.

6.	In the event of substantial casualty damage to the Garage, this license shall terminate upon and as of the date of such casualty. If the Garage or the real property upon which the Garage is situated is taken by governmental or quasi-governmental action or sale in lieu thereof, this Agreement shall terminated as of the date of such taking or sale.

7.	Landlord shall issue Tenant security access cards to the Garage.

8.	To further insure that only those parties leasing Parking Spaces are utilizing such parking spaces, Tenant shall provide Landlord with a complete list of the names of all of Tenant’s employees issued security access cards, which list shall contain the corresponding license plate numbers of those automobiles owned, leased or used by each of said employees. Such list shall be updated by Tenant periodically, as necessary. In the event any automobile not designated on the above list is found parked in any of the Parking Spaces, Landlord shall be entitled and is hereby authorized to have said vehicle towed away, at Tenant’s sole risk and expense, and Landlord is further authorized to impose upon Tenant a penalty of Twenty-Five Dollars ($25.00) for each such occurrence. Tenant agrees to pay all amounts falling due hereunder upon demand therefore with the next installment of Base Rental.

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EXECUTED as of the                     day of                     2005.

LANDLORD:

COMMERCE PLAZA PARTNERS II, a Delaware Limited Partnership

Address:	By: KPERS Realty Holding #15, Inc., General Partner
AEW Capital Management, LP World Trade Center East Two Sea Port Lane Boston MA 02210	By:
Name:
Title:

TENANT:

First Horizon MSAver Resources, Inc.

By:

Its: Executive Vice President, Chief Procurement

Officer ______________________________

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EXHIBIT F

TENANT ESTOPPEL FORM

4

EXHIBIT “F”

TENANT ESTOPPEL CERTIFICATE

TO: The Aetna Causality and Surety Company or one or more of its affiliates or designees (“Aetna”) and/or who else it may concern:

THIS IS TO CERTIFY THAT:

1.	The undersigned is the lessee (“Tenant”) under that certain lease dated , 20 (“Lease”) by and between as lessor (“Landlord”) and as Tenant, covering those certain premises commonly known and designated as (“Premises”).

2.	The Lease has not been modified, changed, altered, assigned, supplemented or amended in any respect (except as indicated below; if none, state “none”). The Lease is not in default and is valid and in full force and effect on the date hereof. The Lease is the only Lease or agreement between the Tenant and the Landlord affecting or relating to the Premises. The Lease represents the entire agreement between the Landlord and the Tenant with respect to the Premises.

.

3.	The Tenant is not entitled to, and has made no agreement(s) with the Landlord or its agents or employees concerning, free rent, partial rent, rebate of rent payments, credit or offset or deduction in rent, or any other type of rental concession, including, without limitation, lease support payments or lease buy-outs (except as indicated below; if none, state “none”).

.

4.	The Tenant has accepted and now occupies the Premises, and is and has been open for business since , 20 . The Lease term began , 20 . The termination date of present term of the Lease, excluding unexercised renewals, is , 20 .

5.	The Tenant has paid rent for the Premises for the period up to and including , 20 . The fixed minimum rent and any additional rent (including the Tenant’s share of tax increases and cost of living increases) payable by the Tenant presently is $ per month. No such rent has been paid more than two (2) months in advance of its due date, except as indicated below (if none, state “none”). The Tenant’s security deposit is $ .

.

6.	No event has occurred and no condition exists which, with the giving of notice or the lapse of time or both, will constitute a default under the Lease. The Tenant has no existing defenses or offsets against the enforcement of this Lease by the Landlord.

7.	The Tenant has received or will receive payment or credit for tenant improvement work in the total amount of $ (or if other than cash, describe below; if none, state “none”). All conditions under this Lease to be performed by the Landlord have been satisfied. All required contributions by the Landlord of the Tenant on account of the Tenant’s tenant improvements have been received by the Tenant.

.

8.	The Lease contains, and the Tenant has, no outstanding options or rights of first refusal to purchase the Premises or any part thereof or all or any part of the real property of which the Premises are a part.

9.	No actions, whether voluntary or otherwise, are pending against the Tenant or any general partner of the Tenant under the bankruptcy laws of the United States or any state thereof.

10.	The Tenant has not sublet the Premises to any sub-lessee and has not assigned any of its rights under the Lease, except as indicated below (if none, state “none). No one except the Tenant and its employees occupies the Premises.

.

11.	The address for notices to be sent to the Tenant is set forth in the Lease.

12.	To the best of Tenant’s knowledge, the use, maintenance or operation of the Premises complies with, and will at all times comply with, all applicable federal, state, county or local statues, laws, rules and regulations of any governmental authorities relating to environmental, health or safety matters (being hereinafter collectively referred to as the Environmental Laws).

13.	The Premises have not been used and the Tenant does not plan to use the Premises for any activities which, directly or indirectly, involve the use, generation, treatment, storage, transportation or disposal of any petroleum product or any toxic or hazardous chemical, material, substance, pollutant or waste.

14.	Tenant has not received any notices, written or oral, of violation of any Environmental Law or of any allegation which, if true, would contradict anything contained herein and there are no writs, injunctions, decrees, orders of judgments outstanding, no lawsuits, claims, proceedings or investigations pending or threatened, relating to the use, maintenance or operation of the Premises, nor is Tenant aware of a basis for any such proceeding.

15.	(INCLUDE THIS PARAGRAPH FOR LOAN TRANSACTIONS.) The Tenant acknowledges that all the interest of the Landlord in and to the Lease is being duly assigned to Aetna, and that pursuant to the terms thereof, all rent payments under the Lease shall continue to be paid to the Landlord in accordance with the terms of the Lease unless and until the Tenant is notified otherwise in writing by Aetna or its successors or assigns.

It is particularly noted that:

(a)    Under the provisions of this assignment, the Lease cannot be terminated (either directly or by the exercise of any option which could lead to termination) or modified in any of its terms, or consent be given to the release of any party having liability thereon, without the prior written consent of Aetna or its successors or assigns, and without such consent, no rent may be collected or accepted more than two (2) months in advance.

(b)    The interest of the Landlord in the Lease has been assigned to Aetna for the purposes specified in the assignment. Aetna, or its successors or assigns, assumes no duty, liability or obligation whatever under the Lease or any extension or renewal thereof.

(c)    Any notices sent to Aetna or its affiliates should be sent by registered mail and addressed to CityPlace, Hartford, Connecticut 06156, Attention: Aetna Realty Investors, Inc.

16.	Tenant agrees to give any Mortgage and/or Trust Deed Holders (“Mortgagee”), by registered mail, a copy of any notice of default served upon the Landlord, provided that prior to such notice Tenant has been notified in writing, (by way of Notice of Assignment of Rents and Leases, or otherwise) of the address of such Mortgagee. Tenant further agrees that if Landlord shall have failed to cure such default within the time provided for in this Lease, then the Mortgagee shall have an additional sixty (60) days within which to cure such default or if such default cannot be cured within that time, then such additional time as may be necessary to cure such default shall be granted if within such sixty (60) days Mortgagee has commenced and is diligently pursuing the remedies necessary to cure such default (including, but not limited to, commencement of foreclosure proceedings, if necessary to effect such cure), in which event the Lease shall not be terminated while such remedies are being so diligently pursued.

17.	This certification is made to include Aetna to make certain fundings, knowing that Aetna relies upon the truth of this certification in disbursing said funds.

18.	The undersigned is authorized to execute this Tenant Estoppel Certificate on behalf of the Tenant.

Dated this             day of                     , 20     .

(TENANT)

By:

Date:	Its:
The undersigned hereby certifies that the certifications set forth above are true as of the date hereof.
(OWNER) (LANDLORD)

By:

Date:	Its:

EXHIBIT G

FIRST RIGHT SPACE

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EXHIBIT H

JANITORIAL SPECIFICATIONS

REGULAR CLEANING

1.	Empty all trash, replace liners as needed, and wipe wastebaskets NOTE: Liners are required where drinks are consumed.	Daily

3.	Dust and/or wipe desks, tables, counter tops, and credenzas	Daily

4.	Dust and/or wipes phones	Daily

5.	Dust and/or wipe file cabinets, shelves, sides of desks, bookcases, ledges, radiators, ducts, picture frames, and partitions	Daily

6.	Clean fingerprints on front doors, around light switches, railings, etc.	Daily

7.	Clean entrance glass and metal frames and ledges.	Daily

8.	Clean partition glass	Daily

9.	Clean and sanitize drinking fountains	Daily

10.	Dust and/or wipe paneling	Weekly

11.	Employee lunch room tables and chairs NOTE: Floors and carpets as scheduled	Daily

12.	Sweep and clean stairways	Daily

13.	Clean elevators completely-including thresholds	Daily

14.	High level dusting and vacuuming NOTE: This will not take the place of high-up scaffolding work.	Weekly

15.	Vacuum all upholstered furniture	Monthly /As Needed

16.	Clean air return ducts	Monthly

17.	Dust all Venetian blinds	Monthly

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RESTROOMS

1.	Wash and disinfect toilets and urinals	Daily

2.	Clean under bowls, basins, and urinals	Daily

2.	Wipe down partitions and walls (especially around sinks, washbins and urinals)	Daily

4.	Wipe down all dispensers	Daily

5.	Clean and polish mirrors and mirror frames	Daily

6.	Polish all chrome and stainless	Daily

7.	Empty all containers and replace liners as needed, also clean out dispensers as needed	Daily

8.	Fill all dispensers	Daily

10.	Complete wall washing	Daily

11.	Wet mop and disinfect floors behind toilets, under sinks and urinals	Daily

12.	Scrub ceramic tile floors	Quarterly

13.	Thoroughly clean all areas in restroom lounges	Daily

14.	Refill with urinal blocs and air fresheners	Daily

CARPET CARE             (This includes all matting and elevators)

1.	Vacuum with direct suction industrial and beater brush vacuums NOTE: Where necessary, the silent type vacuums will be used	Daily

2.	Clean spills and spots	Daily

3.	Remove foreign substances	Daily

4.	Clean all corners, edges, and under furniture	Weekly

HARD SURFACE AND COMPOSITION FLOORING

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A. Terrazzo—Marble—Quarry Tile or Ceramic

1.	Sweep and dust mop with clean treated mops	Daily

2.	Wet mop	Daily

3.	Machine scrub	Quarterly

B.	Tile

1.	Dust mop with clean treated mop	Daily

2.	Wet mop	Daily

3.	Scrub	Quarterly

4.	Strip, seal and refinish	(as needed–not more than Annually)

5.	Hand wipe baseboards	Semi- Monthly

6.	Spray buff	Monthly

C.	Wood-Parquet

1.	Dust mop with clean—treated mops	Daily

2.	Dry damp mop and hand wipe spots	Daily

3.	Spray clean and buff	Monthly

4.	Clean and refinish	Monthly

5.	Strip—reseal	As needed (not more than annually)

6.	Hand wipe baseboards	Weekly

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INDEMNITY AGREEMENT

THIS INDEMNITY AGREEMENT is made as of May 31, 2005 by First Horizon MSAver Resources, Inc. (“Indemnitor”) with an address of 7400 West 100th Street, Suite 520, Overland Park, Kansas 66210 in favor of Commerce Plaza Partners II, LP (“Indemnitee”) with an address AEW Capital Management, L.P. World Trade Center East, Two Seaport Lane Boston, MA 02210- 2021

W I T N E S S E T H:

WHEREAS, Indemnitor and Indemnitee are negotiating the terms of a Lease (the “Lease”) for space in the Indemnitee’s building located at 7400 West 110th Street, Suite 520, Overland Park, Kansas 66210 (the “Building”); and

WHEREAS, Indemnitor expects to lease approximately 10,000 square feet of space on the 5th floor of the Building (the “Prospective Leased Premises”); and

WHEREAS, pursuant to the proposed Lease, Indemnitee is to contract for construction plans and specifications in connection with tenant improvements to be constructed in the Prospective Leased Premises; and

WHEREAS, the Lease (as currently being negotiated) provides for a Tenant Finish Allowance from the Indemnitee in favor of Indemnitor; and

WHEREAS, in order to induce Indemnitee to spend a portion of the Tenant Finish Allowance before the Lease is in final form and in order to provide for the actual Tenant Finish work to commence as soon as possible once the Lease is in final form and executed by Indemnitee and Indemnitor, Indemnitor has agreed to enter into this Indemnity Agreement;

NOW THEREFORE, in consideration of the above-stated premises, for Ten Dollars ($10.00) in hand paid, and for other good and valuable consideration, the mutual receipt and sufficiency of which are hereby acknowledged, Indemnitor hereby agrees for the benefit of Indemnitee as follows:

1. If no Lease is entered into by the parties hereto for the Prospective Leased Premises, then in such event Indemnitor agrees to indemnify, defend and hold Indemnitee harmless from and against any claims, expenses, liabilities and costs incurred by Indemnitee in contracting for construction plans, specifications and drawings for the tenant finish of the Prospective Leased Premises up to an amount not to exceed $1.25 per square foot of the Prospective Leased Premises (which is approximately 10,000 square feet). By its execution of this Indemnity Agreement, Indemnitor hereby authorizes Indemnitee to contract for preparation of such plans, specifications and drawings and agrees that Indemnitee may continue with work on such plans, specifications and drawings unless and until Indemnitor directs such work to cease. Indemnitee shall have no obligation to spend any more than $1.25 per square foot of the Prospective Leased Premises unless and until a Lease is executed by both parties concerning the Prospective Leased Premises. If for any reason, Indemnitor and Indemnitee do not enter into a lease for the Prospective Leased Premises, Indemnitor shall pay to Indemnitee on demand the amount then spent by Indemnitee on the construction plans, specifications and drawing but not in excess of $1.25 times the number of square feet of the Prospective Leased Premises. Indemnitee shall provide to Indemnitor reasonable proof of payment of such costs or unpaid invoices still requiring payment for such costs.

2. All notices hereunder shall be in writing and shall be deemed to have been sufficiently given or served for all purposes once made by registered or certified mail or by a national overnight courier, as to Indemnitor at the address stated above and to the Indemnitee at the address stated above, or at such other address of which a party shall have notified the party giving such notice in writing in accordance with the foregoing requirements.

3. No provision of this Agreement shall be changed, waived, discharged or terminated orally, by telephone, or by any other means except by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge, or termination is sought.

4. This Agreement and the rights and obligations of Indemnitor and Indemnitee hereunder shall be construed in accordance and governed by the laws of the State of Kansas. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their personal representatives, successors, heirs and assigns. If it is necessary for Indemnitee to bring legal action to enforce the provisions of this Agreement, Indemnitee shall be entitled to recover its reasonable attorneys’ fees and expenses incurred in pursuit of that action. No waiver by Indemnitee of any of the obligations of Indemnitor hereunder shall be effective unless such waiver is in writing. Waiver of any provision of this Agreement or of any breach hereof shall be a waiver of only said specific provision or breach and shall not be deemed a waiver of any other provision or any future breach hereof.

(Remainder of Page Left Intentionally Blank)

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IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first above written.

INDEMNITOR:

First Horizon MSAver Resources, Inc.

By:	/s/ Thomas F. Baker
Name:	Thomas F. Baker, IV
Title:	EVP

INDEMNITEE:

COMMERCE PLAZA PARTNERS II, LP, a Delaware Limited Partnership

By: KPERS Realty Holding #15, Inc., General Partner

	By:	/s/ Alec Burleigh
	Name:	Alec Burleigh
	Title:	Vice President

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SECOND AMENDMENT TO LEASE

This SECOND AMENDMENT TO LEASE (this “Second Amendment”) is dated as of January 28, 2010 (the “Effective Date”) by and between CRP-2 Commerce Plaza, LLC, a Delaware limited liability company (“Landlord”) and First Tennessee Bank National Association, a national banking association. (“Tenant”).

WHEREAS, Landlord, as successor in interest to Commerce Plaza Partners II, L.P., and Tenant, as successor in interest to, First Horizon MSaver, Inc., a Tennessee corporation, f/k/a First Horizon MSaver Resources, Inc., are parties to that certain Lease Agreement (the “Original Lease”) made and entered into as of July 6, 2005, as amended by that certain First Amendment to Lease (the “First Amendment”) made as of February 27, 2006 (as amended, the “Lease”), for the lease of certain premises consisting of approximately 11,340 square feet located at Commerce Plaza II, 7400 W. 110th Street, Overland Park, Kansas, as more particularly described in the Lease (the “Premises”); and

WHEREAS, Landlord and Tenant wish to amend certain provisions of the Lease;

NOW, THEREFORE, for good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree to amend the Lease as follows.

AGREEMENT

1. Definitions. Capitalized terms used in this Second Amendment shall have the same meanings ascribed to such capitalized terms in the Lease, unless otherwise provided for herein.

2. Modifications. Modifications to Lease:

A. Extension. The Lease Term shall be extended so that it shall hereafter expire on March 31, 2014 (the “Expiration Date”).

B. Base Rental. Commencing on February 1, 2010 (the “New Commencement Date”) the Base Rental shall be payable according to the following schedule:

Period	Base Rental (per annum)	Monthly Base Rental	Base Rental per Square Foot (per annum)
2/1/2010-3/31/2011	$192,204.00	$16,017.00	$19.00
4/1/2011-3/31/2012	$197,262.00	$16,438.50	$19.50
4/1/2012-3/31/2013	$207,378.00	$17,281.50	$20.50
4/1/2013-3/31/2014	$212,436.00	$17,703.00	$21.00

C. Basic Costs Base Year. Commencing on the New Commencement Date, the Basic Costs Base Year shall be the calendar year 2010.

D. Abatement. Provided Tenant is not in default beyond any applicable notice or cure period under the Lease, as amended by this Second Amendment, Base Rental shall be abated for the two (2) month period commencing on the New Commencement Date and continuing up to and including March 31, 2010 (the “Abatement Period”). In no event shall said Abatement Period be deemed to reduce or eliminate Tenant’s obligation to pay additional rent due to Landlord during the Abatement Period.

E. Premises Reduction. The Premises currently consist of 11,340 square feet of rentable area. Landlord and Tenant agree that Tenant shall surrender approximately 1,434 of rentable area (the “Relinquished Space”) to Landlord as of the New Commencement Date as such Relinquished Space is shown on the plan attached hereto as Exhibit A. Landlord and Tenant hereby agree that from and after the New Commencement Date, the Premises shall consist of 10,116 square feet of rentable area (in part because of re-measurement of the Premises). Any failure to surrender the Relinquished Space to Landlord on or before the New Commencement Date shall be deemed a default under the Lease.

F. Improvements. Landlord, at Landlord’s own expense, will make certain improvements to the Premises in order to demarcate an additional office space within the Premises, which improvements are as follows: Landlord will build one full height wall, tape, sand, paint and install building standard rubber base on both sides of new wall and install building standard door, door frame and hardware.

G. Renewal. So long as there exists no default either at the time of exercise or on the first day of the Extension Term (as hereinafter defined) and Tenant has not assigned the Lease, as amended hereby, in whole or in part nor sublet the Premises in whole or in part, Tenant shall have the option to extend the current Lease Term for one (1) additional five (5) year period (the “Extension Term”) upon written notice to Landlord given not less than nine (9) months and not more than twelve (12) months prior to the expiration of the Lease Term. If Tenant fails to exercise its option to extend the Term strictly within the time period set forth in this section, then Tenant’s option to extend the Term shall automatically lapse and be of no further force or effect. In the event that Tenant exercises the option granted hereunder, the Extension Term shall be upon the same terms and conditions as are in effect under the Lease immediately preceding the commencement of such Extension Term except that the Base Rental due from the Tenant shall be increased to Landlord’s determination of Base Rental as provided herein and Tenant shall have no further right or option to extend the Term. If Tenant timely exercises its option to extend the Lease Term, then no later than thirty (30) days following receipt of Tenant’s notice, Landlord shall notify Tenant in writing of Landlord’s determination of the Base Rental for the Extension Term (“Landlord’s Rental Notice”). If Tenant does not object to Landlord’s determination of the Base Rental by written notice to Landlord within ten (10) days after the date of Landlord’s Rental Notice, then Tenant shall be deemed to have accepted the Base Rent set forth in Landlord’s Rental Notice. If Tenant does timely object to Landlord’s determination of Base Rental for the Extension Term, the parties shall use commercially reasonable efforts to agree upon the Base Rental for the Extension Term, provided, however, if the parties cannot agree upon the Base Rental within thirty (30) days after Landlord receives Tenant’s notice of objection, then the Lease Term shall not be extended and Tenant’s rights under this section shall terminate and be of no further force or effect.

For the purposes of this section, Base Rental for the Extension Term shall reflect Landlord’s reasonable determination of the amount that it ninety-five percent (95%) of fair market value that would be agreed upon between a landlord and a tenant entering into a new lease on or about the date on which the Extension Term is to begin for a comparable term and for space comparable to the Premises in the Building and buildings comparable to the Building in the market area. Such determination of fair market value shall take into account any material economic differences between the terms of the Lease (as amended by this Second Amendment) and any comparison lease, such as rent abatements, construction costs and other concessions and the manner, if any, in which the landlord under any such lease is reimbursed for operating expenses and taxes. The determination of fair market value shall also take into consideration any reasonably anticipated changes in rental conditions from the time such fair market value is being determined and the date upon which the Extension Term will begin. Notwithstanding the foregoing, in no event shall the Base Rental for any Extension Term be less than the Base Rental paid by Tenant during the last month of the then current Lease Term.

H. Expired Provisions. Landlord and Tenant hereby acknowledge and agree that Sections 51, 52, and 53 of the Original Lease, as may have been amended by the First Amendment, are null and void and of no further force or effect.

I. Parking. The number “40” in the last sentence of the Original Lease is hereby deleted and replaced with the number “38”.

J. Notices. All notices required or permitted by the Lease, as amended hereby, to be delivered to Landlord shall hereafter be delivered as follows:

To Landlord:	CRP-2 Commerce Plaza, LLC
c/o Colony Realty Partners, LLC
Two International Place
Boston, MA 02110
Attn: Jacob Fiumara
Fax: 617-235-6399

And to:	Mintz Levin Cohn Ferris Glovsky and Popeo, P.C.
One Financial Center
Boston, MA 02111
Attn: Daniel O. Gaquin, Esq.
Fax: 617-542-2241

And to:	Block Real Estate Services, LLC
700 W. 47th Street, Suite 200
Kansas City, MO 64112
Attn: Colony Team Leader

K. Real Estate Brokers. Landlord utilized the services of Block & Company (the “Listing Broker”) and Tenant utilized the services of CB Richard Ellis (the “Non-Listing Broker”) in connection with this Second Amendment. Tenant represents to Landlord that Tenant did not involve any other brokers in procuring this Second Amendment. Landlord shall pay a commission to the Non-Listing Broker and the Listing Broker as is agreed to by the parties per a separate agreement. Tenant hereby agrees to (A) forever indemnify, defend and hold Landlord harmless from and against any commissions, liability, loss, cost, damage or expense (including reasonable attorneys’ fees) that may be asserted against or incurred by Landlord (1) by any other broker other than the Listing Broker and Non-Listing Broker in excess of the amount specified in said separate agreement or (2) as a result of any misrepresentation by Tenant hereunder and (B) discharge any lien placed against the Building by any broker as a result of the foregoing.

3. Governing Law. This Second Amendment shall be governed by and construed in accordance with the laws of the State of Kansas (without regard to conflicts of law).

4. Ratification of Lease. Tenant hereby acknowledges and confirms that it has assumed and agreed to be bound, fully and in all respects, by all of the terms, conditions and provisions of the Lease, as if Tenant, rather than any predecessor in interest to Tenant, had executed and delivered the same. Except as modified hereby, all other terms and conditions of the Lease remain unchanged and in full force and effect and are hereby ratified and confirmed by the parties hereto. Tenant accepts the Premises in its “as is” and “where is” condition. Tenant represents and warrants to Landlord that as of the date of Tenant’s execution of this Second Amendment: (a) Tenant is not in default under any of the terms and provisions of the Lease; (b) Landlord is not in default in the performance of any of its obligations under the Lease and Tenant is unaware of any condition or circumstance which, with the giving of notice or the passage of time or both, would constitute a default by Landlord; (c) Landlord has completed, to Tenant’s satisfaction, any and all improvements to the Premises (except for constructing that internal wall per Section 2 of this Second Amendment) and has paid any and all allowances required of it under the Lease; and (d) Tenant has no defenses, liens, claims, counterclaims or right to offset against Landlord or against the obligations of Tenant under the Lease. Tenant acknowledges, confirms, and agrees that Tenant has no right or option to expand the Premises or to extend, renew or terminate the Lease except as may be provided in this Second Amendment.

5. Limitation of Liability. Neither Landlord nor any officer, director, member or employee of Landlord nor any owner of the Building, whether disclosed or undisclosed, shall have any personal liability with respect to any of the provisions of the Lease, as hereby amended, or the Premises, and if Landlord is in breach or default with respect to Landlord’s obligations under the Lease, as hereby amended, or otherwise, Tenant shall look solely to the interest of Landlord in the Building for the satisfaction of Tenant’s remedies or judgments.

6. Entire Agreement. This Second Amendment, in conjunction with the Lease, constitutes the entire agreement of Landlord and Tenant with respect to the subject matter hereof and supersedes all oral and written agreements and understandings made and entered into by the parties prior to the date hereof.

7. Multiple Counterparts. This Second Amendment may be executed in multiple counterparts, all of which, when taken together, shall constitute one and the same instrument.

[Signatures on the Following Page]

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the Effective Date stated above.

TENANT:		LANDLORD:

First Tennessee Bank National Association, a national banking association		CRP-2 Commerce Plaza, LLC, a Delaware limited liability company

By:	/s/ Ronald L. Bastek	By:	/s/ Henry G. Brauer
Name:	Ronald L. Bastek	Name:	Henry G. Brauer
Title:	Senior Vice President	Title:	Executive Vice President

Date:	1/28/10	Date:	2-19-2010

EXHIBIT A

Relinquished Space

See attached.

SUITE 520
SUITE 500

EXHIBIT "A"
RELINQUISHED SPACE

COMMERCIAL AGENCY AND BROKERAGE

DISCLOSURE ADDENDUM

SELLER/LANDLORD: CRP-2 COMMERCE PLAZA, LLC

BUYER/TENANT: FIRST TENNESSEE BANK NATIONAL ASSOCIATION

PROPERTY ADDRESS, CITY, COUNTY, STATE, ZIP: 7400 W. 110th Street, Overland Park Johnson County, KS

DATE OF CONTRACT: January 28, 2010

THE FOLLOWING DISCLOSURE IS MADE IN COMPLIANCE WITH MISSOURI AND KANSAS REAL ESTATE LAWS AND RULES AND REGULATIONS. APPLICABLE SECTIONS BELOW MUST BE CHECKED, COMPLETED, SIGNED AND DATED FOR BOTH SELLER AND BUYER

Seller/Landlord and Buyer/Tenant acknowledge that the real estate Licensee involved in this transaction may be acting as agents of the Seller/Landlord, agents of the Buyer/Tenant, Transaction Brokers or (in Missouri only) Disclosed Dual Agents. LICENSEES ACTING AS AN AGENT OF THE SELLER/LANDLORD HAVE A DUTY TO REPRESENT THE SELLER’S/LANDLORD’S INTEREST AND WILL NOT BE THE AGENT OF THE BUYER/TENANT. INFORMATION GIVEN BY THE BUYER/TENANT TO A LICENSEE ACTING AS AN AGENT OF THE SELLER/LANDLORD WILL BE DISCLOSED TO THE SELLER/LANDLORD. LICENSEES ACTING AS AN AGENT OF THE BUYER/TENANT HAVE A DUTY TO REPRESENT THE BUYER’S/TENANT’S INTEREST AND WILL NOT BE AN AGENT OF THE SELLER/LANDLORD. INFORMATION GIVEN BY THE SELLER/LANDLORD TO A LICENSEE ACTING AS AN AGENT OF THE BUYER/TENANT WILL BE DISCLOSED TO THE BUYER/TENANT. LICENSEES ACTING IN THE CAPACITY OF A TRANSACTION BROKER ARE NOT AGENTS FOR EITHER PARTY AND DO NOT ADVOCATE THE INTERESTS OF EITHER PARTY. LICENSEES ACTING AS DISCLOSED DUAL AGENTS ARE ACTING AS AGENTS FOR BOTH THE SELLER/LANDLORD AND THE BUYER/TENANT. (Note: A separate Dual Agency Disclosure Addendum is required).

Licensee Assisting Seller/Landlord is acting as: (Check applicable)

☒ Seller’s/Landlord’s Agent

☐ Designated Seller’s/Landlord’s Agent (Supervising Broker acts as Transaction Broker)

☐ Transaction Broker

☐ Disclosed Dual Agent (Missouri only-Disclosed Dual Agency Addendum is required)

☐ N/A-Seller(s) is not represented

☐ Sub Agent

Licensee Assisting Buyer/Tenant is acting as: (Check applicable)

☐ Seller’s/Landlord’s Agent

☒ Buyer’s/Tenant’s Agent

☐ Designated Seller’s/Landlord’s Agent (Supervising Broker acts as Transaction Broker)

☐ Designated Buyer’s/Tenant’s Agent (Supervising Broker acts as Transaction Broker)

☐ Transaction Broker

☐ Disclosed Dual Agent (Missouri only-Disclosed Dual Agency Addendum is required

☐ N/A, Buyer(s) is not represented

☐ Sub Agent

PAYMENT OF COMMISSION: All licensees(s) indicated above will be paid a commission at closing of the sale of the property as follows: (check applicable paragraph)

☒ Seller/Landlord to Pay all Licensees. All Licensees(s) will be paid from the Seller’s funds at closing according to the terms of the Listing or other Commission Agreement.

☐ Buyer/Tenant to Pay Buyer’s Agent. Seller/Landlord’s Licensee, if any, will be paid from the Seller’s funds at closing according to the terms of the Listing Agreement. Buyer/Tenant’s Agent will be paid from the Buyer’s funds according to the terms of the Buyer/Tenant Agency Agreement.

CAREFULLY READ THE TERMS HEREOF BEFORE SIGNING. WHEN SIGNED BY ALL PARTIES, THIS DOCUMENT BECOMES PART OF A LEGALLY BINDING CONTRACT. IF NOT UNDERSTOOD, CONSULT AN ATTORNEY BEFORE SIGNING. THE PARTIES EXECUTING THIS CONTRACT REPRESENT AND WARRANT THAT THEY ARE LEGALLY AUTHORIZED TO DO SO.

Licensees hereby certify that they are licensed to sell real estate in the state in which the Property is located.

		/s/ Ronald L. Bastek	1/28/10
SELLER/LANDLORD	DATE	BUYER/TENANT	DATE

/s/ Ronald L. Bastek Senior Vice President - CREAS
SELLER/LANDLORD	DATE	BUYER/TENANT	DATE

/s/ Estel C. Hipp	2/22/10	/s/ Bob Fagan	1.29.10
LICENSEE ASSISTING SELLER/LANDLORD ESTEL C. HIPP, BLOCK REAL ESTATE SERVICES, LLC	DATE	LICENSEE ASSISTING BUYER/TENANT BOB FAGAN, CB RICHARD ELLIS	DATE

THIRD AMENDMENT TO LEASE

This THIRD AMENDMENT TO LEASE (this “Third Amendment”) is dated as of Sept. 14, 2012 (the “Effective Date”) by and between CRP-2 Commerce Plaza, LLC, a Delaware limited liability company (“Landlord”) and HealthEquity, Inc., a Utah corporation (“Tenant”).

WHEREAS, Landlord, as successor in interest to Commerce Plaza Partners II, L.P., and Tenant, as successor in interest to First Tennessee Bank National Association, a national banking association, in turn as successor in interest to First Horizon MSaver, Inc., a Tennessee corporation, f/k/a First Horizon MSaver Resources, Inc., are parties to that certain Lease Agreement (the “Original Lease”) made and entered into as of July 6, 2005, as amended by that certain First Amendment to Lease (the “First Amendment”) made as of February 27, 2006, and as further amended by that certain Second Amendment to Lease (the “Second Amendment”) made as of January 28, 2010 (collectively and as amended, the “Lease”), for the lease of certain premises consisting of approximately 10,116 square feet of rentable area commonly known as Suite 520 (the “Existing Premises”) and located at Commerce Plaza II, 7400 W. 110th Street, Overland Park, Kansas (the “Building”), as more particularly described in the Lease; and

WHEREAS, Tenant desires to relocate from the Existing Premises to that certain 4,699 square feet of rentable area known as Suite 100 in the Building (the “New Premises”) and approximately shown on Exhibit A attached hereto; and

WHEREAS, Landlord desires to lease the New Premises to Tenant in lieu of the Existing Premises upon the terms and conditions set forth herein;

NOW, THEREFORE, for good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree to amend the Lease as follows:

AGREEMENT

1. Definitions. Capitalized terms used in this Third Amendment shall have the same meaning ascribed to such capitalized terms in the Lease, unless otherwise provided for herein.

2. Relocation. Upon the earlier of (i) Substantial Completion of Landlord’s Work to the New Premises (as defined by the Work Letter attached hereto as Exhibit B) and (ii) September 14, 2012 (such date being the “Delivery Date”). Landlord shall deliver possession of the New Premises to Tenant and the term “Premises”, as used in the Lease, shall include both the New Premises and the Existing Premises. The New Premises shall thereafter be subject to all the terms and provisions of the Lease, except as expressly provided herein.

On or before September 30, 2012 (the “Surrender Date”). Tenant shall vacate the Existing Premises and surrender the same to Landlord, subject to and in accordance with Tenant’s surrender and restoration obligations set forth in the Lease, as though the term of the Lease with respect to the Existing Premises were then expiring. Following the Surrender Date, the term “Premises”, as used in the Lease, shall refer only to the New Premises. If Tenant should fail to surrender the Existing Premises in the required condition on or before the Surrender Date, such failure shall constitute an immediate Event of Default and a holding over by Tenant and Landlord may exercise any and all available rights and remedies pursuant to the Lease by reason of such Event of Default and holding over, including, but not limited to, the right to collect rent at the hold over rate provided in Section 29 of the Lease.

3. Base Rent. Tenant shall have no obligation to pay rent for the New Premises prior to and including the Surrender Date. Beginning on the October 1, 2012, Tenant shall pay Base Rent for the New Premises in accordance with the following schedule:

Period	Base Rental per Period	Monthly Base Rental	Approximate Base Rent per square foot per annum
10/01/2012 - 03/31/2013	$48,164.76	$8,027.46	$20.50
04/01/2013 - 03/31/2014	$98,679.00	$8,223.25	$21.00

4. Basic Costs Base Year. Commencing on October 1, 2012, the Basic Costs Base Year shall be the calendar year 2012.

5. Condition of New Premises; Improvements. Tenant has inspected the New Premises and agrees to accept the same “as is” and “where is” without any representation or warranty and without any agreements, representations, understandings or obligation on the part of the Landlord to perform any alterations, repairs or improvements therein, except that Landlord shall perform certain work to the New Premises pursuant to the Work Letter attached hereto as Exhibit B.

6. Additional Consideration. Upon Tenant’s execution and delivery to Landlord of this Third Amendment, Tenant will pay to Landlord an early termination fee for Suite 520 in the amount of $47,237.07.

7. Renewal Option Deleted. Section 2G of the Second Amendment is hereby deleted in its entirety and of no further force and effect.

8. Parking. The last sentence of Section 14 of the Original Lease, as amended by the Second Amendment, is hereby deleted and replaced with the following:

Tenant shall have the non-exclusive beneficial use of up to nineteen (19) parking spaces. Twelve (12) parking spaces shall be located in the covered portion of the adjacent parking structure, and the remaining seven (7) parking spaces shall be located in the uncovered portion of the parking structure or in the adjacent surface parking lots.

9. Real Estate Brokers. Landlord utilized the services of Block Real Estate Services, LLC (the “Listing Broker”) in connection with this Third Amendment. Tenant represents to Landlord that Tenant did not involve any other broker in procuring this Third Amendment. Landlord shall pay the commission due the Listing Broker per a separate agreement. Tenant hereby agrees to (A) forever indemnify, defend and hold Landlord harmless from and against any commissions, liability, loss, cost, damage or expense (including reasonable attorneys’ fees) that may be asserted against or incurred by Landlord (1) by any broker other than the Listing Broker in excess of the amount specified in said separate agreement or (2) as a result of any misrepresentation by Tenant hereunder and (B) discharge any lien placed against the Property by any broker as a result of the foregoing.

10. Governing Law. This Third Amendment shall be governed by and construed in accordance with the laws of the State of Kansas (without regard to conflicts of law).

11. Ratification of Lease. Except as modified hereby, all other terms and conditions of the Lease remain unchanged and in full force and effect and are hereby ratified and confirmed by the parties hereto. Tenant accepts the Premises in its “as is” and “where is” condition (except for Landlord’s Work as defined in Exhibit B of this Third Amendment). Tenant represents and warrants to Landlord that as of the date of Tenant’s execution of this Third Amendment: (a) Tenant is not in default under any of the terms and provisions of the Lease; (b) Landlord is not in default in the performance of any of its obligations under the Lease and Tenant is unaware of any condition or circumstance which, with the giving of notice or the passage of time or both, would constitute a default by Landlord; (c) Landlord has completed, to Tenant’s satisfaction, any and all improvements to the Premises (except for Landlord’s Work as defined in Exhibit B of this Third Amendment) and has paid any and all allowances required of it under the Lease; and (d) Tenant has no defenses, liens, claims, counterclaims or right to offset against Landlord or against the obligations of Tenant under the Lease. Tenant acknowledges, confirms, and agrees that Tenant has no right or option to expand the Premises or to extend, renew or terminate the Lease.

12. Limitation of Liability. Neither Landlord nor any officer, director, member or employee of Landlord nor any owner of the Building, whether disclosed or undisclosed, shall have any personal liability with respect to any of the provisions of the Lease, as hereby amended, or the Premises, and if Landlord is in breach or default with respect to Landlord’s obligations under the Lease, as hereby amended, or otherwise, Tenant shall look solely to the interest of Landlord in the Building for the satisfaction of Tenant’s remedies or judgments.

13. Entire Agreement. This Third Amendment, in conjunction with the Lease, constitutes the entire agreement of Landlord and Tenant with respect to the subject matter hereof and supersedes all oral and written agreements and understandings made and entered into by the parties prior to the date hereof.

14. Multiple Counterparts. This Third Amendment may be executed in multiple counterparts, all of which, when taken together, shall constitute one and the same instrument.

[Signatures on the Following Page]

IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as of the Effective Date stated above.

TENANT:		LANDLORD:

HealthEquity, Inc.,		CRP-2 Commerce Plaza, LLC,
a Utah corporation		a Delaware limited liability company

By:	/s/ Darcy Mott	By:	/s/ Henry G. Brauer
Name:	Darcy Mott	Name:
Title:	CFO	Title:

Date:	9-6-12	Date:	9/14/12

EXHIBIT A

NEW PREMISES (SUITE 100)

EXHIBIT B

WORK LETTER

1. Landlord’s Work. Landlord, at Landlord’s own expense and using materials consistent with the minimum standards of the Building (or as otherwise determined by Landlord provided such alternate materials are not inferior to such minimum standards), will make certain improvements to the Premises (the “Landlord’s Work”) as set forth on that certain scope of work attached hereto as Schedule 1 and previously approved by Tenant.

2. Substantial Completion. “Substantial Completion” or “Substantially Complete” means that Landlord’s Work has been sufficiently completed such that the Premises is suitable for its intended purpose, notwithstanding any minor or insubstantial details of construction, decoration or mechanical adjustment that remain to be performed. Landlord will use commercially reasonable efforts to Substantially Complete Landlord’s Work on or before September 14, 2012.

Landlord shall give Tenant written notice of the of the substantial completion of Landlord’s Work along with a proposed date for inspection thereof and Landlord and Tenant (or their respective agents or contractors) shall conduct an inspection of the Landlord’s Work and develop a punch list of all items of the Landlord’s Work which are not complete or which require correction (the “Punch List”). Landlord shall complete and/or correct all items on the Punch List promptly after Landlord receives the Punch List and shall give Tenant written notice when all of the items on the Punch List have been completed and/or corrected. Any items not on the Punch List which could have, with reasonable diligence, been discovered by Tenant and included on the Punch List shall be deemed accepted by Tenant. If Tenant fails to appear for inspection or fails to arrange a different date for inspection with Landlord within five (5) business days after receipt of Landlord’s notice of substantial completion, Tenant shall be deemed to have agreed that no items exist that are incomplete or require correction and therefore Landlord’s Work has been completed and Landlord shall not be required to complete or correct any such items which may in fact exist; or at Landlord’s election, Landlord may prepare and approve the Punch List on Tenant’s behalf. Landlord and Tenant agree to cooperate with each other in scheduling the inspections of the Premises and the Landlord’s Work described in this Paragraph 2, to make their respective personnel and representatives available on reasonable notice to attend such inspections and develop the Punch List within the inspection time described in this Paragraph 2 and to act reasonably in determining whether or not an item of the Landlord’s Work should be included in the Punch List.

3. Tenant Delay. “Tenant Delay” means the occurrence of any one or more of the following which cause a delay in the completion of Landlord’s Work: (i) Tenant is Delinquent (as hereafter defined) in submitting to Landlord any information, authorization or approvals requested by Landlord in connection with the performance of Landlord’s Work; (ii) the performance or completion of any work or activity by a party employed by Tenant, including any of Tenant’s employees, agents, contractors, subcontractors and materialmen; (iii) any postponements or delays requested by Tenant and agreed to by Landlord regarding the completion of the Landlord’s Work; (iv) any error in Landlord’s Work caused by or related to any act or omission by Tenant or its employees or agents; (v) the performance of any TI Changes (as defined below); or (vi) any other act or omission of the Tenant which causes a delay in the completion of Landlord’s Work. For the purposes of this Section, the term “Delinquent” shall mean that the action or communication required of Tenant is not taken within three (3) business days following request by Landlord. Tenant shall pay to Landlord any additional costs incurred by Landlord as a consequence of Tenant Delay as additional rent upon demand.

4. Changes to Landlord’s Work. Tenant will have no right to make any changes (“TI Changes”) to the Plan or Landlord’s Work without the prior written consent of Landlord and the execution by Landlord and Tenant of a written change order which specifies (i) the nature of the TI Changes and (ii) an estimate of the cost to Tenant as a result of such TI Changes. Tenant shall be solely responsible for the costs of all TI Changes and Tenant shall pay such costs as additional rent upon demand.

5. Performance of Landlord’s Work. Tenant acknowledges and accepts that the Landlord’s Work with respect to any portion of the Premises currently occupied by Tenant may be performed during regular business hours and that the performance of Landlord’s Work may interfere with the operation of Tenant’s business. Tenant shall provide Landlord’s contractor with access at any time to perform such work. Tenant agrees to cooperate with Landlord and Landlord’s contractor and to follow all reasonable directions given by Landlord or Landlord’s contractor in connection with the performance of the Landlord’s Work. Without limiting the foregoing, Tenant agrees to remove Tenant’s equipment and other personal property from any work area promptly upon receiving a request to do so from Landlord or Landlord’s contractor. Tenant shall determine what measures are necessary to protect Tenant’s computers, equipment, furnishings and other personal property from dirt, dust or paint resulting from Landlord’s Work and Tenant shall be fully responsible for taking such measures. Landlord shall not be liable to Tenant for injury or damage which may be sustained by the person or property of Tenant, its employees, agents, invitees or customers, or any other person arising out of or during the performance of any Landlord’s Work.

6. Early Access. When, in Landlord’s reasonable judgment, Landlord’s Work with respect to the portion of the Premises not currently occupied by Tenant has proceeded to a point where Tenant may install wires, cables, furniture, fixtures and equipment (“Tenant’s Work”) therein without interfering with the performance of the Landlord’s Work, Landlord shall so notify Tenant and, from and after such date of notification, Tenant and its contractors shall have access to the such area solely for the purposes of performing the Tenant’s Work. In connection with such access, Tenant agrees (a) to cease promptly upon notice from Landlord any Tenant’s Work which has not been approved by Landlord or is not in compliance with the provisions of the Lease or which shall interfere with or delay the performance of Landlord’s Work, and (b) to comply promptly with all reasonable procedures and regulations prescribed by Landlord from time to time for coordinating the Landlord’s Work the Tenant’s Work. Such access by Tenant shall be subject to all of the applicable provisions of the Lease, except that (x) there shall be no obligation on the part of Tenant solely because of such access to pay any rent, and (y) Tenant shall not be deemed thereby to have taken or accepted possession of the Premises or any portion thereof. If Tenant fails or refuses to comply or cause its contractors to comply with any of the obligations described or referred to above, then immediately upon notice to Tenant, Landlord may revoke Tenant’s right of access. Landlord shall assume no responsibility for the quality or completion of the Tenant Work under this Section, and shall not be responsible for equipment or supplies of Tenant or Tenant’s contractors.

SCHEDULE 1

SCOPE OF LANDLORD’S WORK

The Landlord shall complete the following Landlord’s Work to Suite 100. Any and all modifications to the Floor Plan and/or Improvement Specifications shall be at the sole cost and expense of the Tenant. Please note the following:

Construction:

•	EXCEPT WHERE OTHERWISE NOTED, BUILDING STANDARD MATERIALS SHALL BE USED;

Doors:

•	Remove existing painted “frost” film on the Herculite entry doors;

•	Clean all existing doors;

Casework:

•	Retain and clean the existing upper and lower cabinetry in the existing Break/Galley Area; Doors shelves, pull, hinges, etc. shall be in good working order;

Plumbing:

•	Reuse the existing sink and faucet that will be in good working order;

•	Reuse existing drains and supply lines in the Break/Galley Area that will be in good working order;

•	TENANT to provide refrigerator(s), microwave(s), coffee maker(s), ice maker(s), and any other appliances;

Floor:

•	Professionally clean the existing carpet and vinyl floor tile (VCT);

HVAC/Ceiling/Lighting:

•	Repair or replace and damaged or missing ceiling tiles, grid, lights;

•	Balance HVAC system;

Electrical:

•	Repair or replace and damaged or missing light switch or outlet cover plates;

•	All existing outlets shall be in good working order;

Miscellaneous & General Conditions:

•	Supervision, debris disposal, floor protection, and re-keying;

•	All cleanup, demolition, supervision, architectural preliminary drawings and construction drawings, taxes and permit fees required to construct the leased premises;

•	Repair or replace any damaged or missing building standard, mini-blinds on exterior windows;

•	Building standard tenant entry sign and directory sign;

Exclusions:

•	OVERTIME;

•	Landlord shall not be responsible for the Tenants’ interior signage or installation of such signage;

•	Landlord shall not be responsible for any security equipment or software, including any equipment/software to run any proximity card entry system;

•	Landlord shall not be responsible for the breakdown or relocation of any of the Tenant’s existing workstations, furniture, cabinets, fixtures or equipment;

•	Landlord shall not be responsible for the installation of any telephone wire or data cable or television feed for its telephones, telephone equipment, computers, servers, computer equipment, routers, televisions/video, security equipment, and or any other equipment not specified herein;

•	Office furniture and fixtures, furniture breakdown/relocation/set-up, microwave oven(s), refrigerators(s), stove(s), ice maker(s), projection screens, or dry erase boards, except as noted herein;

•	ANY ADDITIONAL WORK NOT SPECIFIED HEREIN;

FOURTH AMENDMENT TO LEASE

This FOURTH AMENDMENT TO LEASE (this “Fourth Amendment”) is dated as of 6 September, 2013 (the “Effective Date”) by and between CRP-2 Commerce Plaza, LLC, a Delaware limited liability company (“Landlord”) and HealthEquity, Inc., a Utah corporation (“Tenant”).

WHEREAS, Landlord, as successor in interest to Commerce Plaza Partners II, L.P., and Tenant, as successor in interest to First Tennessee Bank National Association, a national banking association, in turn as successor in interest to First Horizon MSaver, Inc., a Tennessee corporation, f/k/a First Horizon MSaver Resources, Inc., are parties to that certain Lease Agreement (the “Original Lease” dated as of July 6, 2005, as amended by that certain First Amendment to Lease (the “First Amendment”’) dated as of February 27, 2006, as further amended by that certain Second Amendment to Lease (the “Second Amendment”) dated as of January 28, 2010, and as further amended by that certain Third Amendment to Lease (the “Third Amendment”) dated by Landlord as of September 14, 2012 (collectively and as amended, the “Lease”), for the lease of certain premises consisting of approximately 4,699 square feet of rentable area commonly known as Suite 100 (the “Premises”) and located at Commerce Plaza II, 7400 W. 110th Street, Overland Park, Kansas (the “Building”), as more particularly described in the Lease; and

WHEREAS, Landlord and Tenant wish to amend certain provision of the Lease;

NOW, THEREFORE, for good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree to amend the Lease as follows:

AGREEMENT

1. Definitions. Capitalized terms used in this Fourth Amendment shall have the same meaning ascribed to such capitalized terms in the Lease, unless otherwise provided for herein.

2. Extension. The Lease Term shall be extended so that it shall hereafter expire on March 31, 2015.

3. Base Rental. Beginning on April 1, 2014, Tenant shall pay Base Rental for the Premises according to the following schedule:

Period	Base Rental per Period	Monthly Base Rental	Approximate Base Rental per square foot per annum
04/01/2014 - 03/31/2015	$98,679.00	$8,223.25	$21.00

4. Real Estate Brokers. Landlord utilized the services of Block Real Estate Services, LLC (the “Listing Broker”) in connection with this Fourth Amendment. Tenant represents to Landlord that Tenant did not involve any other broker in procuring this Fourth Amendment. Landlord shall pay the commission due the Listing Broker per a separate agreement. Tenant hereby agrees to (A) forever indemnify, defend and hold Landlord harmless from and against any commissions, liability, loss, cost, damage or expense (including reasonable attorneys’ fees) that may be asserted against or incurred by Landlord (1) by any broker other than the Listing Broker in excess of the amount specified in said separate agreement or (2) as a result of any misrepresentation by Tenant hereunder and (B) discharge any lien placed against the Property by any broker as a result of the foregoing.

5. Governing Law. This Fourth Amendment shall be governed by and construed in accordance with the laws of the State of Kansas (without regard to conflicts of law).

6. Ratification of Lease. Except as modified hereby, all other terms and conditions of the Lease remain unchanged and in full force and effect and are hereby ratified and confirmed by the parties hereto. Tenant accepts the Premises in its “as is” and “where is” condition, except that Landlord shall have the existing carpet and flooring cleaned. Tenant represents and warrants to Landlord that as of the date of Tenant’s execution of this Fourth Amendment: (a) Tenant is not in default under any of the terms and provisions of the Lease; (b) Landlord is not in default in the performance of any of its obligations under the Lease and Tenant is unaware of any condition or circumstance which, with the giving of notice or the passage of time or both, would constitute a default by Landlord; (c) Landlord has completed, to Tenant’s satisfaction, any and all improvements to the Premises and has paid any and all allowances required of it under the Lease; and (d) Tenant has no defenses, liens, claims, counterclaims or right to offset against Landlord or against the obligations of Tenant under the Lease. Tenant acknowledges, confirms, and agrees that Tenant has no right or option to expand the Premises or to extend, renew or terminate the Lease.

7. Limitation of Liability. Neither Landlord nor any officer, director, member or employee of Landlord nor any owner of the Building, whether disclosed or undisclosed, shall have any personal liability with respect to any of the provisions of the Lease, as hereby amended, or the Premises, and if Landlord is in breach or default with respect to Landlord’s obligations under the Lease, as hereby amended, or otherwise, Tenant shall look solely to the interest of Landlord in the Building for the satisfaction of Tenant’s remedies or judgments.

8. Entire Agreement. This Fourth Amendment, in conjunction with the Lease, constitutes the entire agreement of Landlord and Tenant with respect to the subject matter hereof and supersedes all oral and written agreements and understandings made and entered into by the parties prior to the date hereof.

9. Multiple Counterparts. This Fourth Amendment may be executed in multiple counterparts, all of which, when taken together, shall constitute one and the same instrument.

[Signatures on the Following Page]

IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment as of the Effective Date stated above.

TENANT:		LANDLORD:

HealthEquity, Inc., a Utah corporation		CRP-2 Commerce Plaza, LLC, a Delaware limited liability company

By:	/s/ Steve Lindsay	By:	/s/ Gina Spiegel
Name:	Steve Lindsay	Name:	Gina Spiegel
Title:	SVP	Title:	Vice President

Date:	9/6/2013	Date:	9/23/13